UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. __)

Filed by the Registrants [X]
Filed by a Party other than the Registrants [  ]
Check the appropriate box:
[X]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Sec. 240.14a-12

Delaware Investments Dividend and Income Fund, Inc.
Delaware Enhanced Global Dividend and Income Fund
Delaware Investments Colorado Municipal Income Fund, Inc.
Delaware Investments National Municipal Income Fund
Delaware Investments Minnesota Municipal Income Fund II, Inc.

 (Name of Registrants as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrants)

Payment of Filing Fee  (Check the appropriate box):
[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

[ ]	Fee paid previously with preliminary proxy materials.
[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

COMBINED PROXY STATEMENT AND
NOTICE OF JOINT ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON SEPTEMBER 18, 2020

Important notice regarding the availability of proxy materials for the shareholder meeting to be held on September 18, 2020: this proxy statement is available at
[delawarefunds.com/ceproxy].

To the Shareholders of:

Delaware Investments Dividend and Income Fund, Inc.
Delaware Enhanced Global Dividend and Income Fund
Delaware Investments Colorado Municipal Income Fund, Inc.
Delaware Investments National Municipal Income Fund
Delaware Investments Minnesota Municipal Income Fund II, Inc.

This is your official notice that the Joint Annual Meeting of Shareholders (“Meeting”) of each Macquarie Investment Management (formerly, Delaware Investments) closed-end registered investment company listed above (each, individually, a “Fund” and, collectively, the “Funds”) will be held online via live webcast, on Friday, September 18, 2020 at 4:00 p.m., Eastern time. The purpose of the Meeting is:

1.
To elect a Board of Directors or Trustees for each Fund consisting of Thomas L. Bennett, Jerome D. Abernathy, Ann D. Borowiec, Joseph W. Chow, John A. Fry, Lucinda S. Landreth, Shawn K. Lytle, Frances A. Sevilla-Sacasa, Thomas K. Whitford, Christianna Wood, and Janet L. Yeomans, with the holders of Preferred Shares of each of Delaware Investments Colorado Municipal Income Fund, Inc., Delaware Investments National Municipal Income Fund, and Delaware Investments Minnesota Municipal Income Fund II, Inc. voting exclusively for Ann D. Borowiec and Joseph W. Chow for those Funds;

2.
For Delaware Enhanced Global Dividend and Income Fund only: To approve sub-advisory agreements between Delaware Management Company and each of Macquarie Investment Management Austria Kapitalanlage AG and Macquarie Investment Management Global Limited;

3.
For Delaware Investments Dividend and Income Fund, Inc. only: To approve sub-advisory agreements between Delaware Management Company and each of Macquarie Investment Management Austria Kapitalanlage AG and Macquarie Investment Management Global Limited; and

4.	To transact any other business that properly comes before the Meeting and any adjournments of the Meeting.

Please vote and send in your proxy card(s) promptly to avoid the need for further mailings. Your vote is important.

Richard Salus
Senior Vice President and Chief Financial Officer
July 2, 2020

2005 Market Street Philadelphia, PA 19103 1-866-437-0252

COMBINED PROXY STATEMENT

JOINT ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON FRIDAY, SEPTEMBER 18, 2020

Meeting Information. The Board of Directors or Trustees (each Board is hereinafter referred to as a “Board” and Board members are referred to as “Directors”) of Delaware Investments Dividend and Income Fund, Inc., Delaware Enhanced Global Dividend and Income Fund, Delaware Investments Colorado Municipal Income Fund, Inc., Delaware Investments National Municipal Income Fund, and Delaware Investments Minnesota Municipal Income Fund II, Inc. (each, individually, a “Fund” and, collectively, the “Funds”) is soliciting your proxy to be voted at the Joint Annual Meeting of Shareholders to be held on Friday, September 18, 2020, at 4:00 p.m., Eastern time, online via live webcast, and/or at any adjournments of the meeting (the “Meeting”). If you plan to attend the Meeting virtually via live webcast, please follow the registration instructions as outlined in this Combined Proxy Statement. Participating in the Meeting are holders of common shares of beneficial interest or common stock, as applicable (the “Common Shares”), and the holders of preferred shares of beneficial interest or preferred stock, as applicable (the “Preferred Shares”), for those Funds with outstanding Preferred Shares.

General Voting Information. You may provide proxy instructions by returning the enclosed proxy card(s) (“Proxy Card”) by mail in the enclosed envelope. At the virtual Meeting, the persons designated on the Proxy Card(s) as proxies will vote your shares as you instruct on each Proxy Card. If you return a signed Proxy Card without any voting instructions, your shares will be voted “FOR ALL” of the Director nominees, if applicable, and if you are a shareholder of Delaware Enhanced Global Dividend and Income Fund or Delaware Investments Dividend and Income Fund, Inc., your shares will be voted “FOR” Proposals 2 or 3 (the “Sub-advisor Proposals”), respectively, in accordance with the recommendation of the Board. The proposals are not contingent on one another. The persons designated on the Proxy Card as proxies will also be authorized to vote (or to withhold their votes) in their discretion on any other matters which properly come before the Meeting. They may also vote in their discretion to adjourn the Meeting. If you sign and return a Proxy Card, you may still attend the Meeting online to vote your shares. If your shares are held of record by a broker and you wish to vote at the Meeting online, you should obtain a legal proxy from your broker and submit proof of your legal proxy reflecting your Fund holdings along with your name and email address to Computershare Shareholder Services LLC (“Computershare”), as described further below. You may revoke your proxy at any time before the Meeting (i) by notifying Macquarie Investment Management in writing at 2005 Market Street, Philadelphia, PA 19103; (ii) by submitting a later signed Proxy Card; or (iii) by participating in the Meeting online and casting your vote. If your shares are held in the name of your broker, you will have to make arrangements with your broker to revoke any previously executed proxy.  Note that on or about September 1, 2020, Macquarie Investment Management’s address will be 610 Market Street, Philadelphia, PA 19106.

Each shareholder may cast one vote for each full share, and a partial vote for each partial share, of a Fund that they owned of record on June 19, 2020 (the “Record Date”). Exhibit A shows the number of shares of each Fund that were outstanding on the Record Date and Exhibit B lists the shareholders who owned 5% or more of the outstanding shares of any class of any Fund on that date. It is expected that this Combined Proxy Statement and the accompanying Proxy Card(s) will be first mailed to shareholders on or about July 2, 2020.

This proxy solicitation is being made primarily by mail, but may also be made by officers or employees of the Funds or their investment manager or affiliates, through telephone, facsimile, or other communications. A proxy solicitor is being used. The Funds’ investment advisor, Delaware Management Company (“DMC”), will bear the cost for this service as it relates to the Sub-advisor Proposals. The Funds will split evenly the expenses associated with the election of the Directors. Subject to the foregoing, the Funds may reimburse banks, brokers or dealers for their reasonable expenses in forwarding soliciting materials to beneficial owners of the Funds’ shares.

All shareholders of a Fund vote together to elect Directors, regardless of whether a Fund has both common and preferred shareholders, with the following three exceptions. For Delaware Investments Colorado Municipal Income Fund, Inc., Delaware Investments National Municipal Income Fund, and Delaware Investments Minnesota Municipal Income Fund II, Inc. (each, a “Municipal Fund” and, collectively, the “Municipal Funds”), each of which has outstanding Preferred Shares, the holders of Preferred Shares have the exclusive right to separately elect two Directors (the “Preferred Share Directors”), in addition to the right to vote for the remaining Directors together with the holders of the Common Shares.

The presence in the virtual Meeting or by proxy of holders of a majority of a Fund’s outstanding shares shall constitute a quorum for such Fund.  With respect to the Municipal Funds, the presence in the virtual Meeting or by proxy of holders of 33 1/3% of the outstanding Preferred Shares entitled to vote at the Meeting shall constitute a quorum of the preferred share class of the respective Municipal Fund for purposes of electing the two Preferred Share Directors.  In the event that a quorum is not present or if sufficient votes are not received consistent with the Board’s recommendation regarding a proposal, management may propose an adjournment or adjournments of the Meeting for a Fund. Any adjournment would require a vote in favor of the adjournment by the holders of a majority of the shares present at the Meeting in the virtual Meeting or by proxy. The persons named as proxies on the Proxy Card(s) may vote (or withhold their votes) in their discretion on any proposed adjournment.

Due to the coronavirus outbreak (COVID-19) and to support the health and well-being of our shareholders, employees, and community, the Meeting will be conducted exclusively this year via webcast. Shareholders may attend the Meeting online by visiting www.meetingcenter.io/270746350. To participate in the Meeting, shareholders will need to follow the instructions included herein. The password for the Meeting is DEL2020. The Meeting will begin promptly at 4:00 p.m. Eastern Time. We encourage you to access the Meeting prior to the start time leaving ample time for the check in. If you experience technical difficulties prior to or during the Meeting, you may visit [https://support.vevent.com/] for technical assistance. All Fund shareholders will be required to enter their individual control number in order to enter the Meeting. Only Fund shareholders will be able to participate in the Meeting.

Please follow the instructions on your proxy card. If you are a registered shareholder (i.e., you hold your shares through our transfer agent, Computershare), you do not need to register to attend the Meeting virtually on the Internet. Your individual control number, which is required to enter the Meeting, is included on your proxy card that accompanies this Proxy Statement.

If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to access your individual control number in order to attend the Meeting virtually on the Internet using the instructions below. To register and receive your individual control number to attend the Meeting online, you must submit proof of your proxy power (legal proxy) reflecting your Fund holdings along with your name and email address to Computershare. Requests for registration must be labeled as “Legal Proxy” and be received no later than [5:00 p.m., Eastern Time, on September 14, 2020]. You will receive a confirmation of your registration and your individual control number by email after Computershare receives your registration information. Requests for registration for the Meeting should be directed to Computershare at the following:

By email

Forward an image of your legal proxy, to [shareholdermeetings@computershare.com]

By mail

[Computershare
Legal Proxy
P.O. Box 43001
Providence, RI 02940-3001]

Abstentions and Broker Non-Votes. Broker non-votes occur when a meeting has (1) a “routine” proposal, such as the election of Directors in Proposal 1, where the applicable stock exchange permits brokers to vote their clients’ shares in their discretion, and (2) a “non-routine” proposal, such as the Sub-advisor Proposals, where the applicable exchange does not permit brokers to vote their clients’ shares in their discretion. The shares that are considered to be present as a result of the broker discretionary vote on the routine proposal but that are not voted on the non-routine proposal are called “broker non-votes.” Abstentions and broker non-votes will be included for purposes of determining whether a quorum is present for each Fund at the Meeting and will be treated as votes present at the Meeting, but will not be treated as votes cast. Therefore, abstentions and broker non-votes may have the same effect as a vote “against” the Sub-advisor Proposals, but will not have an effect on Proposal 1, which requires a plurality of votes cast for approval.

Copies of each Fund’s most recent annual report and semi-annual report, including financial statements, have previously been delivered to shareholders. Copies of these reports are available upon request, at no charge, by writing the Funds at the address shown on the top of the first page of this Combined Proxy Statement, by calling toll-free (866) 963-6135, or through the Funds’ website at delawarefunds.com.

PROPOSAL 1: TO ELECT A BOARD OF DIRECTORS
FOR EACH FUND

You are being asked to reelect each of the current members of the Board of your Fund. The nominees are: Thomas L. Bennett, Jerome D. Abernathy, Ann D. Borowiec, Joseph W. Chow, John A. Fry, Lucinda S. Landreth, Shawn K. Lytle, Frances A. Sevilla-Sacasa, Thomas K. Whitford, Christianna Wood, and Janet L. Yeomans.

If elected, these persons will serve as Directors until the next annual meeting of shareholders called for the purpose of electing Directors and/or until their successors have been elected and qualify for office. It is not expected that any nominee will withdraw or become unavailable for election, but in such a case, the power given by you in the Proxy Card may be used by the persons named as proxies to vote for a substitute nominee or nominees as recommended by the Board.

Each Municipal Fund issues Common Shares and Preferred Shares.  The holders of Preferred Shares of each Municipal Fund exclusively are entitled to elect two of their respective Preferred Share Directors, and the remaining Directors are to be elected by the holders of the Preferred Shares and Common Shares voting together. The nominees for Preferred Share Directors of the Municipal Funds are Ann D. Borowiec and Joseph W. Chow.

INFORMATION ON THE NOMINEES

Name, Address, and Birthdate*	Position(s) Held with the Funds	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director During the Past Five Years
Interested Director
Shawn K. Lytle[1] 2005 Market Street Philadelphia, PA 19103 February 1970	President, Chief Executive Officer, and Director	Director since September 2015 President and Chief Executive Officer since August 2015	President — Macquarie Investment Management[2] (June 2015–Present) Regional Head of Americas — UBS Global Asset Management (April 2010–May 2015)	94	Trustee — UBS Relationship Funds, SMA Relationship Trust, and UBS Funds (May 2010–April 2015)
Independent Directors
Thomas L. Bennett 2005 Market Street Philadelphia, PA 19103 October 1947	Chair and Director	Director since March 2005 Chair since March 2015	Private Investor — (March 2004–Present)	94	None
Jerome D. Abernathy 2005 Market Street Philadelphia, PA 19103	Director	Since January 2019	Managing Member, Stonebook Capital Management, LLC (financial technology: macro factors and databases) (January 1993-Present)	94	None
Ann D. Borowiec 2005 Market Street Philadelphia, PA 19103 November 1958	Director	Since March 2015	Chief Executive Officer, Private Wealth Management (2011–2013) and Market Manager, New Jersey Private Bank (2005-2011) — J.P. Morgan Chase & Co.	94	Director — Banco Santander International (October 2016–December 2019) Director — Santander Bank, N.A. (December 2016–December 2019)
Joseph W. Chow 2005 Market Street Philadelphia, PA 19103 January 1953	Director	Since January 2013	Private Investor (April 2011–Present)	94	Director and Audit Committee Member — Hercules Technology Growth Capital, Inc. (July 2004–July 2014)

Name, Address, and Birthdate*	Position(s) Held with the Funds	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director During the Past Five Years
John A. Fry 2005 Market Street Philadelphia, PA 19103 May 1960	Director	Since January 2001	President — Drexel University (August 2010–Present)	94
Director; Compensation Committee and Governance Committee Member — Community Health Systems (May 2004-Present)

Director — Drexel Morgan & Co. (2015-December 2019)

Director and Audit Committee Member — vTv Therapeutics Inc. (2017-Present)

Director and Audit Committee Member — FS Credit Real Estate Income Trust, Inc. (2018-Present)

Director — Federal Reserve Bank of Philadelphia (January 2020-Present)

Lucinda S. Landreth 2005 Market Street Philadelphia, PA 19103 June 1947	Director	Since March 2005	Private Investor (2004–Present)	94	None
Frances A. Sevilla-Sacasa 2005 Market Street Philadelphia, PA 19103 January 1956	Director	Since September 2011	Private Investor (January 2017–Present) Chief Executive Officer — Banco Itaú International (April 2012–December 2016) Executive Advisor to Dean (August 2011–March 2012) and Interim Dean (January 2011–July 2011) — University of Miami School of Business Administration President — U.S. Trust, Bank of America Private Wealth Management (Private Banking) (July 2007–December 2008)	94
Trust Manager and Audit Committee Chair — Camden Property Trust (August 2011–Present)

Director; Strategic Planning and Reserves Committee and Nominating and Governance Committee Member — Callon Petroleum Company (December 2019-Present)

Director; Audit Committee Member — Carrizo Oil & Gas, Inc. (March 2018–December 2019)

Name, Address, and Birthdate*	Position(s) Held with the Funds	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director During the Past Five Years
Thomas K. Whitford 2005 Market Street Philadelphia, PA 19103 March 1956	Director	Since January 2013	Vice Chairman (2010–April 2013)— PNC Financial Services Group	94
Director — HSBC North America Holdings Inc. (December 2013–Present)

Director — HSBC USA Inc. (July 2014–Present)

Director — HSBC Bank USA, National Association (July 2014–March 2017)

Director — HSBC Finance Corporation (December 2013–April 2018)

Christianna Wood 2005 Market Street Philadelphia, PA 19103 August 1959	Director	Since January 2019	Chief Executive Officer and President — Gore Creek Capital, Ltd. (August 2009–Present)	94
Director; Finance Committee and Audit Committee Member — H&R Block Corporation (July 2008–Present)

Director; Investments Committee, Capital and Finance Committee and Audit Committee Member — Grange Insurance (2013–Present)

Trustee; Chair of Nominating and Governance Committee and Member of Audit Committee — The Merger Fund (2013–Present), The Merger Fund VL (2013–Present), WCM Alternatives: Event-Driven Fund (2013–Present), and WCM Alternatives: Credit Event Fund (December 2017–Present)

Director; Chair of Governance Committee and Audit Committee Member — International Securities Exchange (2010–2016)

Janet L. Yeomans 2005 Market Street Philadelphia, PA 19103 July 1948	Director	Since April 1999	Vice President and Treasurer (January 2006–July 2012) Vice President — Mergers & Acquisitions (January 2003–January 2006), and Vice President and Treasurer (July 1995–January 2003) — 3M Company	94	Director; Personnel and Compensation Committee Chair; Member of Nominating, Investments, and Audit Committees for various periods throughout directorship — Okabena Company (2009‑2017)
* Note that on or about September 1, 2020, the address for each Director listed above will be 610 Market Street, Philadelphia, PA  19106.
1 Shawn K. Lytle is considered to be an “Interested Director” because he is an executive officer of the Funds’ investment advisor.
2 Macquarie Investment Management is the marketing name for certain companies comprising the asset management division of Macquarie Group, including the Funds’ investment advisor and transfer agent.

The following table shows each Director’s ownership of shares of each Fund and of all other funds in the Delaware Funds® by Macquarie (the “Fund Complex”) as of December 31, 2019.

Name of Director	Dollar Range of Equity Securities in each Fund	Aggregate Dollar Range of Equity Securities[1] in All Registered Investment Companies Overseen by Director in Fund Complex
Interested Director
Shawn K. Lytle	None	Over $100,000
Independent Directors
Jerome D. Abernathy	None	None
Thomas L. Bennett	None	Over $100,000
Ann D. Borowiec	None	Over $100,000
Joseph W. Chow	None	Over $100,000
John A. Fry	None	Over $100,000
Lucinda S. Landreth	None	Over $100,000
Frances A. Sevilla-Sacasa	None	Over $100,000
Thomas K. Whitford	None	Over $100,000
Christianna Wood	None	Over $100,000
Janet L. Yeomans	None	Over $100,000
1 The ranges for equity securities ownership by each Director are: none; $1-$10,000; $10,001-$50,000; $50,001-$100,000; or over $100,000.

Board Leadership Structure and Functions

Common Board of Directors. The business of each Fund is managed under the direction of its Board. The Directors also serve on the Boards of all the other investment companies that comprise the Fund Complex. The Directors believe that having a common Board for all funds in the complex is efficient and enhances the ability of the Board to address its responsibilities to each fund in the complex. The Directors believe that the common board structure allows the Directors to leverage their individual expertise and that their judgment is enhanced by being Directors of all of the funds in the complex.

 Board Chair. Mr. Bennett serves as the Board’s Chair. As fund governance best practices have evolved, more and more fund boards have opted to have an independent director serve as chair. Among other reasons, the Board selected Mr. Bennett as Chair due to his substantial financial industry experience and his tenure on the Board. As the Chair, Mr. Bennett, in consultation with Fund management, legal counsel, and the other Directors, proposes Board agenda topics, actively participates in developing Board meeting agendas, and ensures that appropriate and timely information is provided to the Board in connection with Board meetings. Mr. Bennett also conducts meetings of the Independent Directors. He also generally serves as a liaison among outside Directors, Fund officers, and legal counsel, and is an ex officio member of the Nominating and Corporate Governance Committee.

Size and Composition of Board. The Board is currently comprised of eleven Directors. Ten of the eleven Directors are independent. The Directors believe that the current size of the Board is conducive to Board interaction, dialogue, and debate, resulting in an effective decision-making body. The Board comprises Directors with a variety of professional backgrounds. The Board believes that the skill sets of its members are complementary and add to the overall effectiveness of the Board. The Directors regard diversity as an important consideration in the present composition of the Board and the selection of qualified candidates to fill vacancies on the Board. In order to ensure that Board membership will be refreshed from time to time, the Board has adopted a mandatory retirement age of 75 for Directors. As a result, a Director may serve until December 31 of the calendar year in which such Director reaches the age of 75. At the discretion of the other Directors, active service for a particular Director may be extended for a limited period of time beyond a Director’s normal retirement date.

Board Meetings.  Each Municipal Fund held five Board meetings during its last fiscal year, ended March 31, 2020.  Delaware Investments Dividend and Income Fund, Inc. (“DDF”) and Delaware Enhanced Global Dividend and Income Fund (“DEX”) held five Board meetings during their last fiscal year, ended November 30, 2019. Each Director attended at least 75% of the Board meetings described above and of the meetings of committees on which the Director served. Directors are encouraged to attend each annual meeting of shareholders either in person, virtually or by telephone, if possible.  All Directors were present at the annual meeting of each of the Funds held on August 21, 2019.

Board Committees. The Board has established several committees, each of which focuses on a particular substantive area and provides reports and recommendations to the full Board. The committee structure enables the Board to manage efficiently and effectively the large volume of information relevant to the Board’s oversight of the Funds. The committees benefit from the professional expertise of their members. At the same time, membership on a committee enhances the expertise of its members and benefits the overall effectiveness of the Board.

Each Fund has an Audit Committee that monitors accounting and financial reporting policies, practices and internal controls for the Fund. It also oversees the quality and objectivity of the Fund’s financial statements and the independent audit thereof, and acts as a liaison between the Fund’s independent registered public accounting firm and the full Board. The Audit Committee of each Fund consists of the following Independent Directors appointed by the Board:  Thomas K. Whitford, Chair; Jerome D. Abernathy; John A. Fry; and Christianna Wood.  Each Audit Committee member also meets the standard of independence for Audit Committee members set forth in the listing standards of the New York Stock Exchange (the “NYSE”) and NYSE American (“NYSE American”) (formerly the NYSE MKT).  Members of the Audit Committee serve for one-year terms or until their successors have been appointed and qualified.  The Audit Committee held four in-person meetings and one telephonic meeting for DDF and DEX for the fiscal year ended November 30, 2019, and four in-person meetings and one telephonic meeting for the Municipal Funds for the fiscal year ended March 31, 2020. The Board of each Fund has adopted a written charter for the Fund’s Audit Committee, which is available on the Funds’ website at delawarefunds.com.

Each Fund has a Committee of Independent Directors that develops and recommends to the Board a set of corporate governance principles and oversees the evaluation of the Board, its committees and its activities. The committee comprises all of the Fund’s Independent Directors.  The Committee of Independent Directors held four in-person meetings during the fiscal year ended November 30, 2019 for DDF and DEX, and four in-person meetings for the Municipal Funds for the fiscal year ended March 31, 2020.

Each Fund has an Investments Committee. The primary purposes of the Investments Committee are to: (i) assist the Board at its request in its oversight of the investment advisory services provided to the Funds by the Funds’ investment advisor as well as any sub-advisors; (ii) review all proposed advisory and sub-advisory agreements for new funds or proposed amendments to existing agreements and to recommend what action the full Board and the Independent Directors should take regarding the approval of all such proposed agreements; and (iii) review reports supplied by the investment advisor regarding investment performance, portfolio risk and expenses and to suggest changes to such reports. The Investments Committee consists of the following Independent Directors:  Janet L. Yeomans, Chair; Jerome D. Abernathy; Ann D. Borowiec; and Christianna Wood.  The Investments Committee held six in-person meetings and one telephonic meeting during the fiscal year ended November 30, 2019 for DDF and DEX, and five in-person meetings and one telephonic meeting for the Municipal Funds for the fiscal year ended March 31, 2020.

Each Fund’s Nominating and Corporate Governance Committee (the “Nominating Committee”) recommends Board nominees, fills Board vacancies that arise in between meetings of shareholders, and considers the qualifications and independence of Board members. The committee also monitors the performance of counsel for the Independent Directors. The Nominating Committee is comprised of the following five Independent Directors appointed by the Board: Frances A. Sevilla-Sacasa, Chair; Thomas L. Bennett (ex officio); Ann D. Borowiec; Joseph W. Chow; and Lucinda S. Landreth, all of whom meet the independence requirements set forth in the listing standards of the NYSE and NYSE American.  The Nominating Committee recommends nominees for Independent Directors for consideration by the incumbent Independent Directors of each Fund, and the Nominating Committee recommends nominees for Interested Directors for consideration by the full Board of each Fund.  The Nominating Committee held four in-person meetings and one telephonic meeting during the fiscal year ended November 30, 2019 for DDF and DEX, and four in-person meetings and one telephonic meeting for the Municipal Funds for the fiscal year ended March 31, 2020. Each Fund’s Board has adopted a formal charter for the Nominating Committee setting forth its responsibilities, which is available on the Funds’ website at delawarefunds.com.

The Nominating Committee will consider shareholder recommendations for nomination to the Board only in the event that there is a vacancy on the Board. Shareholders who wish to submit recommendations for nominations to the Board to fill a vacancy must submit their recommendations in writing to the Nominating and Corporate Governance Committee, c/o Delaware Funds® by Macquarie at 2005 Market Street, Philadelphia, Pennsylvania 19103-7094. Note that on or about September 1, 2020, the Funds’ address will be c/o Macquarie Investment Management, 610 Market Street, Philadelphia, PA  19106. Shareholders should include appropriate information on the background and qualifications of any person recommended (e.g., a resume), as well as the candidate’s contact information and a written consent from the candidate to serve if nominated and elected. Shareholder recommendations for nominations to the Board will be accepted on an ongoing basis and such recommendations will be kept on file for consideration when there is a vacancy on the Board.

In reaching its determination that an individual should serve or continue to serve as a Director of a Fund, the Nominating Committee considers, in light of the Fund’s business and structure, the individual’s experience, qualifications, attributes and skills (the “Selection Factors”).  No one Selection Factor is determinative, but some of the relevant factors that have been considered include: (i) the Director’s business and professional experience and accomplishments, including prior experience in the financial services industry or on other boards; (ii) the ability to work effectively and collegially with other people; and (iii) how the Director’s background and attributes contribute to the overall mix of skills and experience on the Board as a whole.

Board Diversity Disclosure

The Directors regard diversity as an important consideration in the present composition of the Board and the selection of qualified candidates to fill vacancies on the Board.  The Board believes that it generally benefits from diversity among its members and has adopted a diversity policy. In the evaluation of Director candidates, the Board believes that diversity with respect to factors such as background, education, experience, skills, differences of viewpoint, race, gender, national origin, and other factors that contribute to the Board’s having an appropriate range of expertise, talents, experiences and viewpoints is an important consideration in the Board’s composition.  In addition to discussing diversity considerations in connection with the evaluation of each candidate for Board membership, the Board requests that the Nominating and Corporate Governance Committee discuss diversity considerations on a periodic basis in connection with the composition of the Board as a whole.

Director Qualifications

In evaluating and selecting candidates for the Board, the Board intends to seek individuals who will serve the best interests of the Funds’ shareholders and whose attributes will, among other factors, also complement the experience, skills and diversity of the other Directors and add to the overall effectiveness of the Board. In the evaluation of such candidates, the Board believes that diversity with respect to factors such as background, education, experience, skills, differences of viewpoint, race, gender, national origin, and other factors that contribute to the Board’s having an appropriate range of expertise, talents, experiences and viewpoints is an important consideration in the Board’s composition. In addition to discussing diversity considerations in connection with the evaluation of each candidate for Board membership, the Board requests that the Nominating Committee discuss diversity considerations on a periodic basis in connection with the composition of the Board as a whole.  Below is a brief summary of the Selection Factors that relate to each Director as of the date of this Combined Proxy Statement.

Jerome D. Abernathy. Mr. Abernathy has over 30 years of experience in the investment management industry. In selecting him to serve on the Board, the Independent Directors of the Funds noted and valued his extensive experience as a chief investment officer, director of research, trader, and analytical proprietary trading researcher. Mr. Abernathy received a B.S. in electrical engineering from Howard University and a Ph.D. in electrical engineering and computer science from Massachusetts Institute of Technology. Mr. Abernathy has served on the Board since January 2019.

Thomas L. Bennett. Currently the Board’s Chair, Mr. Bennett has over 30 years of experience in the investment management industry, particularly with fixed income portfolio management and credit analysis. He has served in senior management for a number of money management firms. Mr. Bennett has also served as a board member of another investment company, an educational institution, nonprofit organizations and for-profit companies. He has an M.B.A. from the University of Cincinnati. Mr. Bennett has served on the Board since March 2005.

Ann D. Borowiec. Ms. Borowiec has over 25 years of experience in the banking and wealth management industry. Ms. Borowiec also serves as a board member on several nonprofit organizations. In nominating her to the Board in 2015, the Independent Directors of the Funds found that her experience as a Chief Executive Officer in the private wealth management business at a leading global asset manager and private bank, including the restructuring of business lines and defining client recruitment strategies, complemented the skills of existing board members. Her experience would also provide additional oversight skill in the area of fund distribution. Ms. Borowiec holds a B.B.A. from Texas Christian University and an M.B.A. from Harvard University. Ms. Borowiec has served on the Board since March 2015.

Joseph W. Chow. Mr. Chow has over 30 years of experience in the banking and financial services industry.  In electing him in 2013, the Independent Directors of the Funds found that his extensive experience in business strategy in non-US markets complemented the skills of existing Board members and also reflected the increasing importance of global financial markets in investment management.  The Independent Directors also found that Mr. Chow’s management responsibilities as a former Executive Vice President of a leading global asset servicing and investment management firm as well as his experience as Chief Risk and Corporate Administration Officer would add helpful oversight skills to the Board’s expertise. Mr. Chow holds a B.A. degree from Brandeis University and M.C.P. and M.S. in Management degree from MIT.  Mr. Chow has served on the Board since January 2013.

John A. Fry. Mr. Fry has over 30 years of experience in higher education. He has served in senior management for three major institutions of higher learning including serving as president of a leading research university. Mr. Fry has also served as a board member of many nonprofit organizations and several for-profit companies. Mr. Fry has extensive experience in overseeing areas such as finance, investments, risk-management, internal audit and information technology. He holds a B.A. degree in American Civilization from Lafayette College and an M.B.A. from New York University. Mr. Fry has served on the Board since January 2001.

Lucinda S. Landreth. Ms. Landreth has over 35 years of experience in the investment management industry, particularly with equity management and analysis. She has served as Chief Investment Officer for a variety of money management firms including a bank, a broker, and an insurance company. Ms. Landreth has advised mutual funds, pension funds, and family wealth managers and has served on the board and executive committees of her college, two foundations and several nonprofit institutions. In addition to holding a B.A. from Wilson College, she is a Chartered Financial Analyst. Ms. Landreth has served on the Board since March 2005.

Frances A. Sevilla-Sacasa. Ms. Sevilla-Sacasa has over 30 years of experience in banking and wealth management. In electing her in 2011, the Independent Directors of the Funds found that her extensive international wealth management experience, in particular, complemented the skills of existing Board members and also reflected the increasing importance of international investment management not only for dollar-denominated investors but also for investors outside the US. The Independent Directors also found that Ms. Sevilla-Sacasa’s management responsibilities as the former President and Chief Executive Officer of a major trust and wealth management company would add a helpful oversight skill to the Board’s expertise, and her extensive nonprofit board experience gave them confidence that she would make a meaningful, experienced contribution to the Board. Finally, in electing Ms. Sevilla-Sacasa to the Board, the Independent Directors valued her perceived dedication to client service as a result of her overall career experience. Ms. Sevilla-Sacasa holds B.A. and M.B.A. degrees from the University of Miami and Thunderbird School of Global Management, respectively. Ms. Sevilla-Sacasa has served on the Board since September 2011.

Thomas K. Whitford. Mr. Whitford has over 25 years of experience in the banking and financial services industry, and served as Vice Chairman of a major banking, asset management, and residential mortgage banking institution.  In electing him in 2013, the Independent Directors of the Funds found that Mr. Whitford’s senior management role in wealth management and experience in the mutual fund servicing business would provide valuable current management and financial industry insight, in particular, and complemented the skills of existing Board members.  The Independent Directors also found that his senior management role in integrating company acquisitions, technology and operations and his past role as Chief Risk Officer would add a helpful oversight skill to the Board’s expertise.  Mr. Whitford holds a B.S. degree from the University of Massachusetts and an M.B.A. degree from The Wharton School of the University of Pennsylvania. Mr. Whitford has served on the Board since January 2013.

Christianna Wood. Ms. Wood has over 30 years of experience in the investment management industry. In selecting her to serve on the Board, the Independent Directors of the Funds noted and valued her significant portfolio management, corporate governance and audit committee experience. Ms. Wood received a B.A. in economics from Vassar College and an M.B.A. in finance from New York University. Ms. Wood has served on the Board since January 2019.

Janet L. Yeomans. Ms. Yeomans has over 28 years of business experience with a large global diversified manufacturing company, including service as Treasurer for this company. In this role, Ms. Yeomans had significant broad-based financial experience, including global financial risk-management, investments, and mergers and acquisitions. She served as a board member of a for-profit company and also is a current board member of a hospital and a public university system. She holds degrees in mathematics and physics from Connecticut College, an M.S. in mathematics from Illinois Institute of Technology, and an M.B.A. from the University of Chicago. Ms. Yeomans has served on the Board since April 1999.

Shawn K. Lytle.  Mr. Lytle has over 20 years of experience in the investment management industry. He has been the president of Macquarie Investment Management – Americas since June 2015, and he is responsible for all aspects of the firm’s business. Prior to that time, Mr. Lytle served in various executive management, investment management, and distribution positions at two major banking institutions. He holds a B.A. degree from The McDonough School of Business at Georgetown University. Mr. Lytle has served on the Board since September 2015. Mr. Lytle serves on the board of directors of the National Association of Securities Professionals (NASP), the Sustainability Accounting Standards Board, and he is a member of the board of governors for the Investment Company Institute (ICI). In November 2017, Mr. Lytle was named to the Black Enterprise list of “Most Powerful Executives in Corporate America.”

Board Role in Risk Oversight. The Board performs a risk oversight function for the Funds consisting, among other things, of the following activities: (1) receiving and reviewing reports related to the performance and operations of the Funds; (2) reviewing, approving, or modifying, as applicable, the compliance policies and procedures of the Funds; (3) meeting with portfolio management teams to review investment strategies, techniques and the processes used to manage related risks; (4) addressing security valuation risk in connection with its review of fair valuation decisions made by Fund management pursuant to Board-approved procedures; (5) meeting with representatives of key service providers, including the Funds’ investment advisor, transfer agent, custodian and independent registered public accounting firm, to review and discuss the activities of the Funds and to provide direction with respect thereto; (6) engaging the services of the Funds’ Chief Compliance Officer to test the compliance procedures of the Funds and its service providers; and (7) requiring management’s periodic presentations on specified risk topics.

The Directors perform this risk oversight function throughout the year in connection with each quarterly Board meeting. The Directors routinely discuss certain risk-management topics with Fund management at the Board level and also through the standing committees of the Board. In addition to these recurring risk-management discussions, Fund management raises other specific risk-management issues relating to the Funds with the Directors at Board and committee meetings. When discussing new product initiatives with the Board, Fund management also discusses risk – either the risks associated with the new proposals or the risks that the proposals are designed to mitigate. Fund management also provides periodic presentations to the Board to give the Directors a general overview of how the Funds’ investment advisor and its affiliates identify and manage risks pertinent to the Funds.

The Audit Committee looks at specific risk-management issues on an ongoing basis. The Audit Committee is responsible for certain aspects of risk oversight relating to financial statements, the valuation of Fund assets, and certain compliance matters. In addition, the Audit Committee meets with the investment advisor’s internal audit and risk-management personnel on a quarterly basis to review the reports on their examinations of functions and processes affecting the Funds.

The Board’s other committees also play a role in assessing and managing risk. The Nominating Committee and the Committee of Independent Directors play a role in managing governance risk by developing and recommending to the Board corporate governance principles and, in the case of the Committee of Independent Directors, by overseeing the evaluation of the Board, its committees and its activities. The Investments Committee plays a significant role in assessing and managing risk through its oversight of investment performance, investment process, investment risk controls, and Fund expenses.

Because risk is inherent in the operation of any business endeavor, and particularly in connection with the making of financial investments, there can be no assurance that the Board’s approach to risk oversight will be able to minimize or even mitigate any particular risk. Each Fund is designed for investors that are prepared to accept investment risk, including the possibility that as yet unforeseen risks may emerge in the future.

Board Compensation. Each Independent Director receives: (i) an annual retainer fee of $230,000 for serving as a Director for all 26 investment companies in the Macquarie Investment Management family of funds (94 funds in the complex), plus $14,000 per meeting for attending each Board Meeting in person held on behalf of all investment companies in the complex; and (ii) a $3,000 fee for attending telephonic board meetings on behalf of the investment companies in the complex. The committee members and committee/board chairs also receive the following fees: (i) members of the Nominating Committee, Audit Committee, and Investments Committee will receive additional compensation of up to $5,200 for each Committee meeting attended; (ii) the Chair for each of the Audit Committee, the Investments Committee, and the Nominating Committee receives an annual retainer of $30,000; and (iii) the Board Chair will receive an additional annual retainer of $100,000.

The following table sets forth the compensation received by each Director from the Funds and the total compensation received from the Fund Complex as a whole during the twelve months ended April 30, 2020. Mr. Lytle is not compensated by the Funds for his service as Director.

Director	Aggregate Compensation from the Funds	Total Compensation from the Investment Companies in the Fund Complex
Jerome D. Abernathy	$2,704	$311,000
Thomas L. Bennett (Chair)	$3,859	$444,167
Ann D. Borowiec	$2,813	$323,000
Joseph W. Chow	$2,776	$318,500
John A. Fry	$2,647	$305,000
Lucinda S. Landreth	$2,842	$298,547
Frances A. Sevilla-Sacasa	$2,819	$324,167
Thomas K. Whitford	$2,921	$336,167
Christianna Wood	$2,684	$309,500
Janet L. Yeomans	$2.948	$337,667

Officers. The following individuals are executive officers of one or more of the Funds: David F. Connor, Daniel V. Geatens, and Richard Salus. Exhibit C includes certain information concerning these officers.  The shares of each Fund that are owned by the executive officers as a group is less than one percent as of June 19, 2020.  In addition, to the knowledge of the Funds’ management, the Directors and officers of the Funds owned, as a group, less than one percent of the outstanding shares of each class of the Funds as of June 19, 2020.

Section 16(a) Beneficial Ownership Reporting Compliance. Section 16 of the Securities Exchange Act of 1934, as amended (the “1934 Act”), requires that Forms 3, 4, and 5 be filed with the Securities and Exchange Commission (“SEC”), the relevant securities exchange and the relevant Fund, by or on behalf of certain persons, including directors, certain officers, and certain affiliated persons of the investment advisor. The Funds believe that these requirements were met for each Fund’s last fiscal year.

Required Vote. All shareholders of a Fund vote together to elect Directors, except that the preferred shareholders of the Municipal Funds have the exclusive right to separately elect two Preferred Share Directors, in addition to the right to vote for the remaining Directors together with the holders of the Common Shares. The Preferred Share Director nominees are Ann D. Borowiec and Joseph W. Chow.  Provided that a quorum is present at the Meeting, either virtually or by proxy, the following votes are required to elect each Fund’s Board.

Proposal Election of Directors
FUND	Abernathy, Bennett, Fry, Landreth, Lytle, Sevilla-Sacasa, Yeomans, Wood, and Whitford		Borowiec and Chow
DDF and DEX		Plurality of votes cast.
Municipal Funds	Plurality of Common and Preferred Share votes cast.		Plurality of Preferred Share votes cast.

THE BOARD UNANIMOUSLY
RECOMMENDS THAT YOU VOTE “FOR”
EACH OF THE NOMINEES

PROPOSAL 2: TO APPROVE SUB-ADVISORY AGREEMENTS WITH MIMAK AND MIMGL
(Delaware Enhanced Global Dividend and Income Fund only)

Proposal 2 relates solely to shareholders of DEX. DMC seeks to expand the services provided by its affiliates, Macquarie Investment Management Austria Kapitalanlage AG (“MIMAK”), and Macquarie Investment Management Global Limited (“MIMGL”) each a registered investment advisor with the SEC and each previously approved by DEX shareholders as a sub-advisor, in its management of DEX.  If approved, MIMAK, DMC’s Austrian domiciled affiliate, would provide asset allocation services to DEX, and MIMGL, DMC’s Australian domiciled affiliate, would be responsible for managing DEX’s investments in real estate investment trust securities and other equity securities from time to time as directed by MIMAK.  As previously approved by shareholders, each of MIMAK and MIMGL would also continue to support DEX’s fixed income strategy by providing investment recommendations, discussing strategy, and sharing investment ideas, including with respect to specific securities, on a regular basis and when directed by DMC, provide investment discretion and trading.  Also as previously approved by shareholders, MIMGL would continue to provide quantitative support for DMC’s management of DEX’s equity securities, equity research and equity trading capabilities to facilitate a “follow-the-sun” trading model to permit Fund trades to be executed by local traders during their market’s business hours.

DMC will continue to serve as DEX’s investment advisor.  Under the proposed arrangements, MIMAK’s portfolio managers, Stefan Löwenthal and Jürgen Wurzer, will have primary day-to-day responsibility for making asset allocation decisions for DEX’s portfolio.   DEX’s investment objectives, policies and limitations will not change in connection with this Proposal, however DEX’s asset allocation strategy will change to reflect MIMAK’s investment process as described below.  MIMAK will be able to delegate portions of the implementation of DEX’s fixed income strategy to MIMEL and MIMGL and utilize MIMGL and affiliate Macquarie Funds Management Hong Kong Limited for trading of equity securities. Under the proposal, MIMGL will also be responsible for DEX’s investment in real estate investment trust (“REIT”) securities as well as other equity securities as directed by MIMAK from time to time; no changes to DEX’s investment strategy are required in connection with the proposed appointment of MIMGL as sub-advisor to DEX.

Factors relating to the Board’s approval of MIMAK and MIMGL to serve as sub-advisors to DEX

Following is a discussion of the factors considered by the Board in approving the sub-advisory agreements between DMC and each of, MIMAK and MIMGL. In evaluating the proposed sub-advisory agreements, the Board, including a majority of the Independent Directors, made a separate finding that the sub-advisory agreements are in the best interests of DEX and its shareholders, and do not involve a conflict of interest from which any of DMC, MIMAK, or MIMGL derives an inappropriate advantage.

Nature, extent, and quality of services to be provided under the proposed sub-advisory agreements

The Board considered the nature, quality, and extent of services that MIMAK and MIMGL each would provide as a sub-advisor to DEX. The Trustees took into account the investment process to be employed by MIMAK and MIMGL in connection with each sub-advisor’s responsibilities in conjunction with DMC in managing DEX, and the qualifications and experience of MIMAK’s and MIMGL’s teams with regard to implementing DEX’s investment mandate. The Board considered each of MIMAK’s and MIMGL’s organization, personnel, and operations. The Trustees also considered Management’s review and recommendation process with respect to MIMAK and MIMGL, and Management’s favorable assessment as to the nature, quality, and extent of the sub-advisory services expected to be provided by MIMAK and MIMGL to DEX. Based on their consideration and review of the foregoing factors, the Board concluded that the nature, quality, and extent of the sub-advisory services to be provided by MIMAK and MIMGL as well as MIMAK’s and MIMGL’s ability to render such services based on its experience, organization and resources, were appropriate for the Fund, in light of DEX’s investment objectives, strategies, and policies.

About MIMAK and MIMGL

Like DMC, MIMAK and MIMGL are investment advisory entities within Macquarie Investment Management (“MIM”), which is a division of Macquarie Asset Management (“MAM”). MAM is Macquarie Group’s funds management business. MAM is a full-service asset manager, offering a diverse range of capabilities and products including infrastructure and real asset management, securities investment management and structured access to funds, equity-based products, and alternative assets.

MIM offers securities investment management capabilities across a number of asset classes including fixed income, currencies, equities, infrastructure securities, private markets, hedge funds, and multi-asset allocation solutions. MIM delivers a full-service offering to both institutional and retail clients in Australia and the US with selective offerings in other regions.

MIMAK.  MIMAK is located at Kaerntner Strasse 28, 1010 Vienna, Austria. MIMAK conducts a range of financial services to institutional and corporate clients and manages investments across a diverse range of asset classes. MIMAK is currently serving as a sub-advisor with primary responsibility for day-to-day asset allocation decisions for five open-end funds in the Fund Complex as well as an asset allocation product offered by a DMC affiliate, and also serves as a sub-advisor to all the funds investing in fixed income securities in the Fund Complex, including DEX, providing investment support on a regular basis and when directed by DMC, investment discretion and trading. MIMAK is an affiliate of DMC and a part of Macquarie Investment Management. As of March 31, 2020, MIMAK’s team, which includes 12 investment professionals, managed AUD 5 billion in AUM. As of March 31, 2020, Macquarie Investment Management managed more than $234.9 billion in assets for institutional and individual clients.

MIMAK’s Investment Process and Changes Required to DEX’s Investment Strategy.  If Proposal 2 is approved, DEX’s investment objectives, policies and limitations will not change.  However, MIMAK will manage the Fund in accordance with its asset allocation process, so DEX’s strategy will change to reflect MIMAK’s process.  In allocating assets, MIMAK will apply a dedicated yield focus for existing asset classes, use systematic strategies to expand the investment universe and implement a systematic yield-enhancing security selection process.

MIMAK’s dynamic asset-allocation framework will be used to determine the proportion of the Fund’s assets that will be allocated to the various asset classes, based on the market assessment and portfolio risk contribution for such asset classes.  MIMAK’s framework is designed to reduce riskier assets in times of market volatility and provide additional downside protection.

MIMAK’s Portfolio Managers. If Proposal 2 is approved, MIMAK’s portfolio managers, Stefan Löwenthal and Jürgen Wurzer will be responsible for the day-to-day management of the Fund.  Their biographies are below.

Stefan Löwenthal Chief Investment Officer — Global Multi-Asset Team

Stefan Löwenthal is the chief investment officer for MIMAK, a role he assumed in February 2013. He heads the global multi asset team based in Vienna, which is responsible for all asset allocation and security selection decisions, the management of mutual funds, as well as the development of new investment strategies. In addition, Löwenthal oversees the investment policy committee, which is responsible for strategic investment decisions at MIMAK. He began his career with Macquarie in February 2008 as a portfolio manager. He holds a Master of Management Science from Vienna University of Economics and Business. Löwenthal is a lecturer for economics at the IMC University of applied sciences in Krems (Austria) and the Qiongzhou University in Sanya (China).

Jürgen Wurzer, CFA Deputy Head of Portfolio Management, Senior Investment Manager — Global Multi-Asset Team

Jürgen Wurzer rejoined MIMAK in April 2018 as deputy head of portfolio management for the firm’s global multi asset team based in Vienna. Prior to that, he worked at Erste Asset Management as a senior fund manager on the multi asset management team, where he worked from September 2016 to March 2018. Wurzer previously worked at MIMAK from January 2007 to August 2016, leaving the firm as senior investment manager on the global multi asset team. He graduated from University of Applied Sciences Wiener Neustadt with a master’s degree. Wurzer is a lecturer for asset allocation, quantitative finance, portfolio, and risk management at several educational institutions.

MIMGL. MIMGL is an Australian incorporated entity with an Australian Financial Services License and is registered with the SEC.  MIMGL provides investment advisory services for mandates managed across a range of asset classes.  The Macquarie Systematic Investment team (“MSI”) is part of MIMGL and provides quantitative support to DEX’s equity investments, as well as trading.  MSI is made up of portfolio managers and a team of quantitative analysts. Portfolio managers and analysts have varied backgrounds, including engineering, computer science and mathematics. MSI has a strong track record of managing quantitative strategies, having managed such portfolios since the late 1980’s.   MIMGL is an affiliate of DMC and a part of Macquarie Investment Management. As of March 31, 2020, the MSI team, which includes 13 investment professionals, managed AUD 16 billion in AUM across 21 strategies, including AUD $756 million in REIT strategies. As of March 31, 2020, Macquarie Investment Management managed more than $234.9 billion in assets for institutional and individual clients.

MIMGL’s Investment Process and Changes Required to DEX’s Investment Strategy.  If Proposal 2 is approved, no changes are necessary to DEX’s investment objectives, policies, limitations or strategy to reflect MIMGL’s process in managing REITs and other types of equity securities.

Benefits of the proposed sub-advisory agreement with MIMAK

The Board considered the following benefits in approving the sub-advisory agreement with MIMAK:

●
MIMAK expresses its asset allocation convictions across 25 directional, relative asset class decisions (pairwise views). The pairwise approach allows MIMAK to uniquely focus on the direction, rather than the degree, of returns.  The result of this approach is to deliver an optimal asset allocation construct in the current and projected economic environment. Furthermore, proprietary tools deliver additional insights that provide unique inputs into fundamental decision making.

●	MIMAK will utilize the same asset allocation strategy for DEX as for the Fund Complex’s other asset allocation funds and has generated favorable historical performance returns managing similar funds.

●
MIMAK plans to implement a more dynamic asset-allocation framework to maintain a stable level of portfolio risk over time.  The framework is intended to reduce riskier assets in times of market volatility and provide additional downside protection.

Benefits of the proposed sub-advisory agreement with MIMGL

The Board considered the following benefits in approving the sub-advisory agreement with MIMGL:

●
MIMGL MSI has a history of targeting consistent outperformance through systematic strategies and through a multi-factor investment approach to smooth returns.  The Board has previously approved MIMGL as a sub-advisor to the Delaware equity funds to provide equity trading and quantitative support.

●	MIMGL MSI’s quantitative approach to investing is designed to systematically exploit investor biases, which may result in better market insights.

●
MIMGL MSI’s exposure to quality tends to provide lower downside capture and utilizes a ‘style neutral’ approach designed to deliver consistent outperformance throughout the investment horizon, especially compared to the traditional value- and/or growth- biased type of investment strategies in the market.  ‘Style neutral’ has the potential to remove the impact of significant value/growth, large/small caps cycles or global macro forces at play in the market.

The costs of the services to be provided

DMC will compensate MIMAK and MIMGL for their sub-advisory services to DEX. DEX shareholders will not bear additional expenses related to the use of the sub-advisors.  DMC will pay 0.12% of DEX’s assets to MIMAK and 0.20% of DEX’s equity assets, including real estate investment trust assets, that are managed by MIMGL, to MIMGL.

Regulatory requirements

Under the Investment Company Act of 1940, as amended (the “1940 Act”), the definition of “investment adviser” is broad and encompasses the types of services anticipated to be provided by MIMAK and MIMGL. Because MIMAK and MIMGL will be considered to be investment advisors, Section 15 of the 1940 Act requires that DMC enter into sub-advisory agreements with those entities on behalf of DEX. The 1940 Act requires that DEX’s shareholders approve the proposed sub-advisory agreements with MIMAK and MIMGL before DEX enters into such agreements.

If shareholders approve Proposal 2, MIMAK and MIMGL would begin providing services to DEX as soon as the third quarter of 2020.

Required Vote. All shareholders of DEX vote together to approve the sub-advisory agreements with MIMAK and MIMGL. For Proposal 2, the sub-advisory agreements must be approved by the affirmative vote of a “majority of the outstanding voting securities” of DEX, which is defined in the 1940 Act as the lesser of: (A) 67% or more of the voting securities of the fund present at the Meeting, if the holders of more than 50% of the outstanding voting securities of such fund are present or represented by proxy; or (B) more than 50% of the outstanding voting securities of such fund (a “1940 Act Majority Vote”).

FOR THE REASONS DISCUSSED ABOVE, THE BOARD OF DELAWARE ENHANCED GLOBAL DIVIDEND AND INCOME FUND UNANIMOUSLY RECOMMENDS THAT ITS SHAREHOLDERS VOTE FOR PROPOSAL 2.

PROPOSAL 3: TO APPROVE SUB-ADVISORY AGREEMENTS WITH MIMAK AND MIMGL
(Delaware Investments Dividend and Income Fund, Inc. only)

Proposal 3 relates solely to shareholders of DDF. DMC seeks to expand the services provided by its affiliates, MIMAK, and MIMGL each a registered investment advisor with the SEC and each previously approved by DDF shareholders as a sub-advisor, in its management of DDF.  If approved, MIMAK, DMC’s Austrian domiciled affiliate, would provide asset allocation services to DDF, and MIMGL, DMC’s Australian domiciled affiliate, would be responsible for managing DDF’s investments in real estate investment trust securities and other equity securities from time to time as directed by MIMAK.  As previously approved by shareholders, each of MIMAK and MIMGL would also continue to support DDF’s fixed income strategy by providing investment recommendations, discussing strategy, and sharing investment ideas, including with respect to specific securities, on a regular basis and when directed by DMC, provide investment discretion and trading.  Also as previously approved by shareholders, MIMGL would continue to provide quantitative support for DMC’s management of DDF’s equity securities,  equity research and equity trading capabilities to facilitate a “follow-the-sun” trading model to permit Fund trades to be executed by local traders during their market’s business hours.

DMC will continue to serve as DDF’s investment advisor.  Under the proposed arrangements, MIMAK’s portfolio managers, Stefan Löwenthal and Jürgen Wurzer, will have primary day-to-day responsibility for making asset allocation decisions for DDF’s portfolio.   DDF’s investment objectives, policies and limitations will not change in connection with this proposal, however DDF’s asset allocation strategy will change to reflect MIMAK’s investment process as described below.  MIMAK will be able to delegate portions of the implementation of DDF’s fixed income strategy to MIMEL and MIMGL and utilize MIMGL and affiliate Macquarie Funds Management Hong Kong Limited for trading of equity securities. Under the proposal, MIMGL will also be responsible for DDF’s investment in real estate investment trust (“REIT”) securities as well as other equity securities as directed by MIMAK from time to time; no changes to DDF’s investment strategy are required in connection with the proposed appointment of MIMGL as sub-advisor to DDF.

Factors relating to the Board’s approval of MIMAK and MIMGL to serve as sub-advisors to DDF

Following is a discussion of the factors considered by the Board in approving the sub-advisory agreements between DMC and each of, MIMAK and MIMGL. In evaluating the proposed sub-advisory agreements, the Board, including a majority of the Independent Directors, made a separate finding that the sub-advisory agreements are in the best interests of DDF and its shareholders, and do not involve a conflict of interest from which any of DMC, MIMAK, or MIMGL derives an inappropriate advantage.

Nature, extent, and quality of services to be provided under the proposed sub-advisory agreements

The Board considered the nature, quality, and extent of services that MIMAK and MIMGL each would provide as a sub-advisor to DDF. The Trustees took into account the investment process to be employed by MIMAK and MIMGL in connection with each sub-advisor’s responsibilities in conjunction with DMC in managing DDF, and the qualifications and experience of MIMAK’s and MIMGL’s teams with regard to implementing DDF’s investment mandate. The Board considered each of MIMAK’s and MIMGL’s organization, personnel, and operations. The Trustees also considered Management’s review and recommendation process with respect to MIMAK and MIMGL, and Management’s favorable assessment as to the nature, quality, and extent of the sub-advisory services expected to be provided by MIMAK and MIMGL to DDF. Based on their consideration and review of the foregoing factors, the Board concluded that the nature, quality, and extent of the sub-advisory services to be provided by MIMAK and MIMGL as well as MIMAK’s and MIMGL’s ability to render such services based on its experience, organization and resources, were appropriate for the Fund, in light of DDF’s investment objectives, strategies, and policies.

About MIMAK and MIMGL

Like DMC, MIMAK and MIMGL are investment advisory entities within MIM, which is a division of MAM. MAM is Macquarie Group’s funds management business. MAM is a full-service asset manager, offering a diverse range of capabilities and products including infrastructure and real asset management, securities investment management and structured access to funds, equity-based products, and alternative assets.

MIM offers securities investment management capabilities across a number of asset classes including fixed income, currencies, equities, infrastructure securities, private markets, hedge funds, and multi-asset allocation solutions. MIM delivers a full-service offering to both institutional and retail clients in Australia and the US with selective offerings in other regions.

MIMAK.  MIMAK is located at Kaerntner Strasse 28, 1010 Vienna, Austria. MIMAK conducts a range of financial services to institutional and corporate clients and manages investments across a diverse range of asset classes. MIMAK is currently serving as a sub-advisor with primary responsibility for day-to-day asset allocation decisions for five open-end funds in the Fund Complex as well as an asset allocation product offered by a DMC affiliate, and also serves as a sub-advisor to all the funds investing in fixed income securities in the Fund Complex, including DDF, providing investment support on a regular basis and when directed by DMC, investment discretion and trading. MIMAK is an affiliate of DMC and a part of Macquarie Investment Management. As of March 31, 2020, MIMAK’s team, which includes 12 investment professionals, managed AUD 5 billion in AUM. As of March 31, 2020, Macquarie Investment Management managed more than $234.9 billion in assets for institutional and individual clients.

MIMAK’s Investment Process and Changes Required to DDF’s Investment Strategy.  If Proposal 3 is approved, DDF’s investment objectives, policies and limitations will not change.  However, MIMAK will manage the Fund in accordance with its asset allocation process, so DDF’s strategy will change to reflect MIMAK’s process.  In allocating assets, MIMAK will apply a dedicated yield focus for existing asset classes, use systematic strategies to expand the investment universe and implement a systematic yield-enhancing security selection process.

MIMAK’s dynamic asset-allocation framework will be used to determine the proportion of the Fund’s assets that will be allocated to the various asset classes, based on the market assessment and portfolio risk contribution for such asset classes.  MIMAK’s framework is designed to reduce riskier assets in times of market volatility and provide additional downside protection.

MIMAK’s Portfolio Managers. If Proposal 3 is approved, MIMAK’s portfolio managers, Stefan Löwenthal and Jürgen Wurzer will be responsible for the day-to-day management of the Fund.  Their biographies are below.

Stefan Löwenthal Chief Investment Officer — Global Multi-Asset Team

Stefan Löwenthal is the chief investment officer for MIMAK, a role he assumed in February 2013. He heads the global multi asset team based in Vienna, which is responsible for all asset allocation and security selection decisions, the management of mutual funds, as well as the development of new investment strategies. In addition, Löwenthal oversees the investment policy committee, which is responsible for strategic investment decisions at MIMAK. He began his career with Macquarie in February 2008 as a portfolio manager. He holds a Master of Management Science from Vienna University of Economics and Business. Löwenthal is a lecturer for economics at the IMC University of applied sciences in Krems (Austria) and the Qiongzhou University in Sanya (China).

Jürgen Wurzer, CFA Deputy Head of Portfolio Management, Senior Investment Manager — Global Multi-Asset Team

Jürgen Wurzer rejoined MIMAK in April 2018 as deputy head of portfolio management for the firm’s global multi asset team based in Vienna. Prior to that, he worked at Erste Asset Management as a senior fund manager on the multi asset management team, where he worked from September 2016 to March 2018. Wurzer previously worked at MIMAK from January 2007 to August 2016, leaving the firm as senior investment manager on the global multi asset team. He graduated from University of Applied Sciences Wiener Neustadt with a master’s degree. Wurzer is a lecturer for asset allocation, quantitative finance, portfolio, and risk management at several educational institutions.

MIMGL. MIMGL is an Australian incorporated entity with an Australian Financial Services License and is registered with the SEC.  MIMGL provides investment advisory services for mandates managed across a range of asset classes.  MSI is part of MIMGL and provides quantitative support to DDF’s equity investments, as well as trading.  MSI is made up of portfolio managers and a team of quantitative analysts. Portfolio managers and analysts have varied backgrounds, including engineering, computer science and mathematics. MSI has a strong track record of managing quantitative strategies, having managed such portfolios since the late 1980’s.   MIMGL is an affiliate of DMC and a part of Macquarie Investment Management. As of March 31, 2020, the MSI team, which includes 13 investment professionals, managed AUD 16 billion in AUM across 21 strategies, including AUD $756 million in REIT strategies. As of March 31, 2020, Macquarie Investment Management managed more than $234.9 billion in assets for institutional and individual clients.

MIMGL’s Investment Process and Changes Required to DDF’s Investment Strategy.  If Proposal 3 is approved, no changes are necessary to DDF’s investment objectives, policies, limitations or strategy to reflect MIMGL’s process in managing REITs and other types of equity securities.

Benefits of the proposed sub-advisory agreement with MIMAK

The Board considered the following benefits in approving the sub-advisory agreement with MIMAK:

●
MIMAK expresses its asset allocation convictions across 25 directional, relative asset class decisions (pairwise views). The pairwise approach allows MIMAK to uniquely focus on the direction, rather than the degree, of returns.  The result of this approach is to deliver an optimal asset allocation construct in the current and projected economic environment. Furthermore, proprietary tools deliver additional insights that provide unique inputs into fundamental decision making.

●	MIMAK will utilize the same asset allocation strategy for DDF as for the Fund Complex’s other asset allocation funds and has generated favorable historical performance returns managing similar funds.

●
MIMAK plans to implement a more dynamic asset-allocation framework to maintain a stable level of portfolio risk over time.  The framework is intended to reduce riskier assets in times of market volatility and provide additional downside protection.

Benefits of the proposed sub-advisory agreement with MIMGL

The Board considered the following benefits in approving the sub-advisory agreement with MIMGL:

●
MIMGL MSI has a history of targeting consistent outperformance through systematic strategies and through a multi-factor investment approach to smooth returns.  The Board has previously approved MIMGL as a sub-advisor to the Delaware equity funds to provide equity trading and quantitative support.

●	MIMGL MSI’s quantitative approach to investing is designed to systematically exploit investor biases, which may result in better market insights.

●
MIMGL MSI’s exposure to quality tends to provide lower downside capture and utilizes a ‘style neutral’ approach designed to deliver consistent outperformance throughout the investment horizon, especially compared to the traditional value- and/or growth- biased type of investment strategies in the market.  ‘Style neutral’ has the potential to remove the impact of significant value/growth, large/small caps cycles or global macro forces at play in the market.

The costs of the services to be provided

DMC will compensate MIMAK and MIMGL for their sub-advisory services to DDF. DDF shareholders will not bear additional expenses related to the use of the sub-advisors. DMC will pay 0.12% of DDF’s assets to MIMAK and 0.20% of DDF’s equity assets, including real estate investment trust assets, that are managed by MIMGL, to MIMGL.

Regulatory requirements

Under the 1940 Act, the definition of “investment adviser” is broad and encompasses the types of services anticipated to be provided by MIMAK and MIMGL. Because MIMAK and MIMGL will be considered to be investment advisors, Section 15 of the 1940 Act requires that DMC enter into sub-advisory agreements with those entities on behalf of DDF. The 1940 Act requires that DDF’s shareholders approve the proposed sub-advisory agreements with MIMAK and MIMGL before DDF enters into such agreements.

If shareholders approve Proposal 3, MIMAK and MIMGL would begin providing services to DDF as soon as the third quarter of 2020.

Required Vote. All shareholders of DDF vote together to approve the sub-advisory agreements with MIMAK and MIMGL. For Proposal 3, the sub-advisory agreements must be approved by a 1940 Act Majority Vote.

FOR THE REASONS DISCUSSED ABOVE, THE BOARD OF DELAWARE INVESTMENTS DIVIDEND AND INCOME FUND, INC. UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR PROPOSAL 3.

INDEPENDENT ACCOUNTANTS AND AUDIT COMMITTEE REPORT

The firm of PricewaterhouseCoopers LLP (“PwC”) was selected as the independent registered public accounting firm (“independent auditors”) for Delaware Investments Dividend and Income Fund, Inc. (DDF) and Delaware Enhanced Global Dividend and Income Fund (DEX) for the fiscal year ending November 30, 2020 on November 19, 2019.  PwC was selected as the independent auditors for Delaware Investments National Municipal Income Fund (VFL), Delaware Investments Colorado Municipal Income Fund, Inc. (VCF), and Delaware Investments Minnesota Municipal Income Fund II, Inc. (VMM) for the fiscal year ending March 31, 2021 on February 25, 2020 (together, DDF, DEX, VFL, VCF and VMM are the “Funds”).  PwC also acted as independent auditors of the Funds for their most recently completed fiscal years.

The Audit Committee must approve all audit and non-audit services provided to the Funds by their independent auditors, as well as non-audit services provided by their independent auditors to Delaware Management Company (“DMC”) and its affiliates that provide ongoing services to the Funds if such non-audit services relate to the operations or financial reporting of the Funds. The Audit Committee reviews any audit or non-audit services to determine whether they are appropriate and permissible under applicable law.

Each Fund’s Audit Committee has adopted policies and procedures to provide a framework for the Audit Committee’s consideration of audit and non-audit services by the independent auditors. These policies and procedures require that: (i) any audit and non-audit services to be provided by the independent auditors to a Fund, and (ii) non-audit services relating directly to the operations or financial reporting of the Funds that are provided by the Funds’ independent auditors to DMC or to any entity controlling, controlled by or under common control with DMC that provides ongoing services to the Funds are subject to pre-approval by the Audit Committee or the Chairperson of the Audit Committee before such service is provided. The Audit Committee has pre-approved certain services with respect to the Funds, DMC and its affiliates up to certain specified fee limits.

As required by its charter, each Fund’s Audit Committee has reviewed and discussed with Fund management and representatives from PwC the audited financial statements for each Fund’s last fiscal year. The Audit Committee has discussed with PwC its judgments as to the quality, not just the acceptability, of the Funds’ accounting principles and such other matters required to be discussed with the Audit Committee by Public Company Accounting Oversight Board (“PCAOB”) Auditing Standard No. 1301: Communications with Audit Committees (formerly Auditing Standard No. 16). The Audit Committee also received the written disclosures and the letter from PwC required by PCAOB Rule 3526, and discussed with representatives of PwC the independent auditor’s independence.  Each Fund’s Audit Committee considered fees received by PwC from DMC and its affiliates during the last fiscal year in connection with its consideration of the auditors’ independence.

Based on the foregoing discussions with management and the independent auditors, each Fund’s Audit Committee unanimously recommended to the respective Fund’s Board that the aforementioned audited financial statements be included in each Fund’s annual report to shareholders for the fiscal year.

All members of each Fund’s Audit Committee, including Thomas K. Whitford, Chair, Jerome D. Abernathy, John A. Fry and Christianna Wood, are not considered to be “interested persons” under the 1940 Act. Each Fund’s Board has adopted a formal charter for the Audit Committee setting forth its responsibilities. A copy of the Audit Committee’s charter is available at delawarefunds.com.

Representatives of PwC are expected to attend the Meeting.  The PwC representatives will have the opportunity to make a statement if they desire to do so and will be available to answer appropriate questions.

Audit and Other Fees. The Funds and “Covered Entities” (the investment advisor, excluding sub-advisors unaffiliated with the investment advisor, and any entity controlling, controlled by or under common control with the investment advisor that provides ongoing services to the Funds) were billed the amounts listed below by PwC during each Fund’s last two fiscal years.  None of the fees in the table below were approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Fund	Fiscal Year End	Audit Fees	Non-Audit Fees
			Audit Related Fees(1)	Tax Fees(2)	All Other
Delaware Investments Dividend and Income Fund, Inc.	11/30/19	$37,830	$-	$7,611	$-
	11/30/18	$37,090	$-	$5,737	$-
Delaware Enhanced Global Dividend and Income Fund	11/30/19	$37,830	$-	$9,371	$-
	11/30/18	$37,090	$-	$5,737	$-
Delaware Investments Colorado Municipal Income Fund, Inc.	3/31/20	$39,200	$-	$3,500	$-
	3/31/19	$38,430	$-	$4,728	$-
Delaware Investments National Municipal Income Fund	3/31/20	$39,200	$-	$3,500	$-
	3/31/19	$38,430	$-	$4,728	$-
Delaware Investments Minnesota Municipal Income Fund II, Inc.	3/31/20	$39,200	$-	$3,500	$-
	3/31/19	$38,430	$-	$4,728	$-
Covered Entities	11/30/19	$-	$909,000	$-	$-
	11/30/18	$-	$640,000	$-	$-
	3/31/20	$-	$909,000	$-	$-
	3/31/19	$-	$640,000	$-	$-

1  Includes fees billed for year-end audit procedures, reporting up and subsidiary statutory.
2  Includes fees billed to the Funds for the review of income tax returns and annual excise distribution calculations.

 Aggregate non-audit fees to the Funds, the investment advisor and service provider affiliates. The aggregate non-audit fees billed by the independent auditors for services rendered to VCF, VFL and VMM, Covered Entities and other entities under common control with the investment advisor were $4,687,000 and $11,748,000 for the fiscal years ended March 31, 2020 and March 31, 2019, respectively. The aggregate non-audit fees billed by the independent auditors for services rendered to DDF and DEX, Covered Entities and other entities under common control with the investment advisor were $9,955,000 and $11,748,000 for the fiscal years ended November 30, 2019 and November 30, 2018, respectively.

In connection with its selection of PwC, the Audit Committee has considered PwC’s provision of non-audit services to the investment advisor and other service providers under common control with the investment advisor that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.

COMMUNICATIONS TO THE BOARD

Shareholders who wish to communicate to the full Board may address correspondence to Thomas L. Bennett, Board Chair for the Funds, c/o the Fund at 2005 Market Street, Philadelphia, Pennsylvania 19103. Shareholders may also send correspondence to any individual Director c/o the Fund at 2005 Market Street, Philadelphia, Pennsylvania 19103. As noted above, on or about September 1, 2020, the Funds’ address will be 610 Market Street, Philadelphia, PA 19106.

Without opening any such correspondence, Fund management will promptly forward all such correspondence to the addressed recipient(s).

OTHER INFORMATION

Investment Advisor. DMC, a series of Macquarie Investment Management Business Trust (formerly, Delaware Management Business Trust), 2005 Market Street, Philadelphia, PA 19103, serves as investment advisor to each Fund. On or about September 1, 2020, DMC’s new address will be 610 Market Street,  Philadelphia, PA  19106.

Administrator. Delaware Investments Fund Services Company (“DIFSC”), 2005 Market St., Philadelphia, PA 19103, an affiliate of DMC, performs administrative and fund accounting oversight services for the Funds. On or about September 1, 2020, DIFSC’s new address will be 610 Market Street, Philadelphia, PA  19106.

Auditors. PwC serves as the Funds’ auditors. PwC’s principal address is Two Commerce Square, Suite 1800, 2001 Market Street, Philadelphia, PA 19103-7042.

Proxy Solicitation. Your vote is being solicited by the Directors of the Funds. The solicitation costs for Proposal 1 will be split evenly among the Funds and the solicitation costs for the Sub-advisor Proposals will be borne by DMC. Subject to the foregoing, the Funds reimburse brokerage firms and other financial intermediaries for their expenses in forwarding proxy materials to the beneficial owners and soliciting them to execute proxies.

The Funds have contracted with Computershare Fund Services (“Computershare”), to assist with solicitation of proxies. The anticipated costs of retaining Computershare are set forth in the chart below and include reimbursement of reasonable out-of-pocket expenses. The solicitation costs related to Proposal 1 will be absorbed by the each of the Funds. Management will absorb the solicitation costs specific to Proposals 2 and 3. Computershare anticipates that approximately [15] of its employees or other persons will be involved in soliciting shareholders of the Funds.

Fund	Cost of Proposal 1	Cost of Proposal 2	Cost of Proposal 3
DDF	Approx. [$9,000 - $10,000]	N/A	[Approx. $39,000 - $45,000]
DEX	Approx. [$5,000 - $6,000]	[Approx. $33,000 - $50,000]	N/A
VMM	Approx. [$5,000 - $7,000]	N/A	N/A
VCF	Approx. [$5,000 - $7,000]	N/A	N/A
VFL	Approx. [$5,000 - $7,000]	N/A	N/A

In addition to solicitation services to be provided by Computershare, proxies may be solicited by the Funds and their Directors and executive officers, and/or regular employees and officers of the Funds’ investment advisor, administrator, or any of their affiliates, none of whom will receive any additional compensation for these solicitations.

The Funds expect that the solicitation will be primarily by mail, but also may include advertisement, telephone, telecopy, facsimile transmission, electronic, oral, or other means of communication, or by personal contacts. If the Funds do not receive your proxy by a certain time you may receive a telephone call from a proxy soliciting agent asking you to vote.

Although no precise estimate can be made at the present time, it is currently estimated that the aggregate amount to be spent in connection with the solicitation of proxies by the Funds (excluding the salaries and fees of officers and employees) will be approximately $[______].  To date, approximately $[______] has been spent on the solicitation.  These estimates include fees for attorneys, accountants, public relations or financial advisors, proxy solicitors, advertising, printing, transportation, litigation, and other costs incidental to the solicitation, but exclude costs normally expended for the election of Directors in the absence of a contest, and costs represented by salaries and wages of regular employees and officers.

Householding. Unless you have instructed the Funds not to, only one copy of this proxy solicitation will be mailed to multiple Fund shareholders of record who share a mailing address (a “Household”). If you need additional copies of this proxy solicitation, please contact your participating broker-dealer firm or other financial intermediary or, if you hold Fund shares directly with the Funds, you may write to the Funds c/o Macquarie Investment Management, 2005 Market Street, Philadelphia, PA 19103 or call toll-free (866) 437-0252. If you do not want the mailing of your proxy solicitation materials to be combined with those of other members of your Household in the future, or if you are receiving multiple copies and would rather receive just one copy for your Household, please contact your participating broker-dealer firm or other financial intermediary or, if you hold Fund shares directly with the Funds, you may write to the Funds c/o Macquarie Investment Management, 2005 Market Street, Philadelphia, PA 19103 or call toll-free (866) 437-0252.  Note that on or about September 1, 2020, the Funds’ address will be c/o Macquarie Investment Management, 610 Market Street, Philadelphia, PA  19106.

Shareholder Proposals. For the Funds’ annual meeting of shareholders in 2021, shareholder proposals and Board nominations must be received no earlier than February 2, 2021 and no later than March 4, 2021. In addition, shareholder proposals to be included in the Funds’ Combined Proxy Statement for that meeting must be received no later than March 4, 2021. Such proposals should be sent to the Fund, directed to the attention of its Secretary, at the address of its principal executive office listed in the “Householding” section above in this Combined Proxy Statement. The inclusion and/or presentation of any such proposal is subject to the applicable requirements of the proxy rules under the 1934 Act, other applicable law and each Fund’s governing instruments. The persons designated as proxies will vote in their discretion on any matter if the Funds do not receive notice of such matter prior to May 18, 2021.

Fund Reports. Each Fund’s most recent annual report and semi-annual report were previously mailed to shareholders. Copies of these reports are available upon request, without charge, by writing the Funds c/o Macquarie Investment Management, 2005 Market Street, Philadelphia, PA 19103, or by calling toll-free (866) 437-0252. Note that on or about September 1, 2020, the Funds’ address will be c/o Macquarie Investment Management, 610 Market Street, Philadelphia, PA  19106.

EXHIBIT A

OUTSTANDING SHARES AS OF RECORD DATE (JUNE 19, 2020)

Delaware Investments Dividend and Income Fund, Inc.
Common Shares	[7,688,159.00]
Delaware Enhanced Global Dividend and Income Fund
Common Shares	[12,007,336.00]
Delaware Investments Colorado Municipal Income Fund, Inc.
Common Shares	[4,837,100.00]
Preferred Shares	[300.00]
Delaware Investments National Municipal Income Fund
Common Shares	[4,528,443.51]
Preferred Shares	[300.00]
Delaware Investments Minnesota Municipal Income Fund II, Inc.
Common Shares	[11,504,975.09]
Preferred Shares	[750.00]

A-1

EXHIBIT B

SHAREHOLDERS OWNING 5% OR MORE OF A FUND

According to disclosure publicly filed with the SEC, as of June 19, 2020, the following accounts held of record 5% or more of the outstanding shares of the Funds listed below. Except as noted below, management does not have knowledge of beneficial owners.

Fund	Name and Address	Class of Shares	Number of Shares	Percent of Outstanding Shares
Delaware Enhanced Global Dividend and Income Fund	[Rivernorth Capital Management, LLC 325 N. LaSalle St Suite 645 Chicago, IL 60654-7030]	Common Shares	[968,107]	[8.06]%
Delaware Enhanced Global Dividend and Income Fund
[First Trust Portfolios L.P.
120 East Liberty Drive, Suite 400
Wheaton, Illinois 60187

First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, Illinois 60187

The Charger Corporation
120 East Liberty Drive, Suite 400
Wheaton, Illinois 60187]
		Common Shares	[891,810]	[7.43]%
Delaware Investments Colorado Municipal Income Fund, Inc.	Toronto Dominion Investments, Inc. 31 West 52nd St New York, NY 10019	Preferred Shares	[300]	[100.00]%
Delaware Investments National Municipal Income Fund	MacKay Shields LLC 1345 Avenue of Americas New York, NY 10105	Common Shares	[256,199]	[5.66]%
Delaware Investments National Municipal Income Fund	Toronto Dominion Investments, Inc. 31 West 52nd St New York, NY 10019	Preferred Shares	[300]	[100.00]%
Delaware Investments Minnesota Municipal Income Fund II, Inc.	Toronto Dominion Investments, Inc. 31 West 52nd St New York, NY 10019	Preferred Shares	[750]	[100.00]%
B-1

EXHIBIT C

EXECUTIVE OFFICERS OF THE FUNDS

The Board and the senior management of each Fund appoint officers each year, and from time to time as necessary. Listed below are the executive officers, their years of birth and addresses, positions and length of service with the Funds, and principal occupations during the past five years. Each executive officer is also an officer of DMC, the investment advisor of each Fund, and considered to be an “interested person” of the Funds under the 1940 Act.  In addition, Mr. Connor and Mr. Geatens serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor as the Funds. Mr. Geatens also serves as the Chief Financial Officer of the Optimum Fund Trust, and he is the Chief Financial Officer and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc., which has the same investment advisor as the Funds.  No officer receives compensation from the Funds. On or about September 1, 2020, each officer’s address will be 610 Market Street, Philadelphia, PA  19106.

Name, Address, and Birthdate	Position(s) Held with the Funds	Length of Time Served	Principal Occupation(s) During the Past Five Years
David F. Connor 2005 Market Street Philadelphia, PA 19103 December 1963	Senior Vice President, General Counsel, and Secretary	Senior Vice President since May 2013; General Counsel since May 2015; Secretary since October 2005	David F. Connor has served in various capacities at different times at Macquarie Investment Management.
Daniel V. Geatens 2005 Market Street Philadelphia, PA 19103 October 1972	Vice President and Treasurer	Vice President and Treasurer since October 2007	Daniel V. Geatens has served in various capacities at different times at Macquarie Investment Management.
Richard Salus 2005 Market Street Philadelphia, PA 19103 October 1963	Senior Vice President and Chief Financial Officer	Senior Vice President and Chief Financial Officer since November 2006	Richard Salus has served in various capacities at different times at Macquarie Investment Management.

C-1

[EXHIBIT D
FORM OF SUB-ADVISORY AGREEMENT]

D-1

DELAWARE INVESTMENTS DIVIDEND AND INCOME FUND, INC.

DELAWARE ENHANCED GLOBAL DIVIDEND AND INCOME FUND

DELAWARE INVESTMENTS COLORADO MUNICIPAL INCOME FUND, INC.

DELAWARE INVESTMENTS NATIONAL MUNICIPAL INCOME FUND

DELAWARE INVESTMENTS MINNESOTA MUNICIPAL INCOME FUND II, INC.

COMBINED PROXY STATEMENT
Notice of Joint Annual Meeting of Shareholders
SEPTEMBER 18, 2020

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-800-337-3503
Follow the recorded instructions
available 24 hours

VOTE BY MAIL
Vote, sign and date this Proxy
Card and return in the
postage-paid envelope

VOTE AT THE VIRTUAL MEETING
at the following Website
www.meetingcenter.io/270746350
on September 18 at 4:00 p.m. Eastern Time
To Participate in the Virtual Meeting, enter the 14-digit control number from the shaded box on this card
The Password for this meeting is DEL2020.

Please detach at perforation before mailing.

PROXY

COMMON SHARES
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby revokes all previous proxies for his/her shares and appoints Michael E. Dresnin, Earthen E. Johnson, and Kathryn R. Williams, or any of them, with the right of substitution, proxies of the undersigned at the joint annual meeting of shareholders of the Fund indicated above to be held via live webcast at the following Website: www.meetingcenter.io/270746350 on Friday, September 18, 2020 at 4:00 p.m., Eastern time, or at any postponements or adjournments thereof, with all the powers which the undersigned would possess if personally present, and instructs them to vote in their discretion upon any matters which may properly be acted upon at this joint annual meeting of shareholders and specifically as indicated on the reverse side of this proxy card. To participate in the Virtual Meeting enter the 14-digit control number from the shaded box on this card. The Password for this meeting is **DEL2020**. **Please refer to the Proxy Statement for a discussion of these matters, including instructions related to meeting attendance.**

BY SIGNING AND DATING THIS PROXY CARD, YOU AUTHORIZE THE PROXIES TO VOTE ON THE PROPOSALS DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT AS MARKED, OR IF NOT MARKED, TO VOTE "FOR" THE PROPOSALS, AND TO USE THEIR DISCRETION TO VOTE ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE JOINT ANNUAL MEETING OF SHAREHOLDERS. PLEASE COMPLETE AND MAIL THIS PROXY CARD AT ONCE IN THE ENCLOSED ENVELOPE.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

DDF_31423_061620
PLEASE MARK, SIGN, DATE ON THE REVERSE SIDE AND RETURN THE PROXY CARD USING THE ENCLOSED ENVELOPE.

XXXXXXXXXXXXXX code

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the Joint Annual Shareholder Meeting to be held virtually on September 18, 2020. The Proxy Statement for this meeting is available at: www.delawarefunds.com/ceproxy

IF YOU VOTE BY TELEPHONE OR INTERNET, PLEASE DO NOT MAIL YOUR CARD

Please detach at perforation before mailing.

THE BOARD RECOMMENDS THAT YOU VOTE "FOR" EACH OF THE NOMINEES LISTED IN PROPOSAL 1 AND "FOR" PROPOSAL 3.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X

A Proposals

1. To approve the election of Directors:

				FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
01. Thomas L. Bennett	02. Jerome D. Abernathy	03. Ann D. Borowiec	04. Joseph W. Chow	☐	☐	☐
05. John A. Fry	06. Lucinda S. Landreth	07. Shawn K. Lytle	08. Frances A. Sevilla-Sacasa			
09. Thomas K. Whitford	10. Christianna Wood	11. Janet L. Yeomans				

INSTRUCTIONS: **To withhold authority to vote for any individual nominee(s), mark the box "FOR ALL EXCEPT" and write the nominee's number and name on the line provided.**____________________________

B Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /		

Scanner bar code

xxxxxxxxxxxxxx DDF 31423 M xxxxxxxx

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-800-337-3503
Follow the recorded instructions
available 24 hours

VOTE BY MAIL
Vote, sign and date this Proxy
Card and return in the
postage-paid envelope

VOTE AT THE VIRTUAL MEETING
at the following Website
www.meetingcenter.io/270746350
on September 18 at 4:00 p.m. Eastern Time
To Participate in the Virtual Meeting, enter the 14-digit control number from the shaded box on this card
The Password for this meeting is DEL2020.

Please detach at perforation before mailing.

PROXY

COMMON SHARES
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.

The undersigned hereby revokes all previous proxies for his/her shares and appoints Michael E. Dresnin, Earthen E. Johnson, and Kathryn R. Williams, or any of them, with the right of substitution, proxies of the undersigned at the joint annual meeting of shareholders of the Fund indicated above to be held via live webcast at the following Website: www.meetingcenter.io/270746350 on Friday, September 18, 2020 at 4:00 p.m., Eastern time, or at any postponements or adjournments thereof, with all the powers which the undersigned would possess if personally present, and instructs them to vote in their discretion upon any matters which may properly be acted upon at this joint annual meeting of shareholders and specifically as indicated on the reverse side of this proxy card. To participate in the Virtual Meeting enter the 14-digit control number from the shaded box on this card. The Password for this meeting is **DEL2020**. **Please refer to the Proxy Statement for a discussion of these matters, including instructions related to meeting attendance.**

BY SIGNING AND DATING THIS PROXY CARD, YOU AUTHORIZE THE PROXIES TO VOTE ON THE PROPOSALS DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT AS MARKED, OR IF NOT MARKED, TO VOTE "FOR" THE PROPOSALS, AND TO USE THEIR DISCRETION TO VOTE ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE JOINT ANNUAL MEETING OF SHAREHOLDERS. PLEASE COMPLETE AND MAIL THIS PROXY CARD AT ONCE IN THE ENCLOSED ENVELOPE.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

DEX_31423_061620
PLEASE MARK, SIGN, DATE ON THE REVERSE SIDE AND RETURN THE PROXY CARD USING THE ENCLOSED ENVELOPE.

XXXXXXXXXXXXXX code

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the Joint Annual Shareholder Meeting to be held virtually on September 18, 2020. The Proxy Statement for this meeting is available at: www.delawarefunds.com/ceproxy

IF YOU VOTE BY TELEPHONE OR INTERNET, PLEASE DO NOT MAIL YOUR CARD

Please detach at perforation before mailing.

THE BOARD RECOMMENDS THAT YOU VOTE "FOR" EACH OF THE NOMINEES LISTED IN PROPOSAL 1 AND "FOR" PROPOSAL 2.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: ☒

A Proposals

1. To approve the election of Directors:

				FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
01. Thomas L. Bennett	02. Jerome D. Abernathy	03. Ann D. Borowiec	04. Joseph W. Chow	☐	☐	☐
05. John A. Fry	06. Lucinda S. Landreth	07. Shawn K. Lytle	08. Frances A. Sevilla-Sacasa			
09. Thomas K. Whitford	10. Christianna Wood	11. Janet L. Yeomans				

__INSTRUCTIONS:__ **To withhold authority to vote for any individual nominee(s), mark the box "FOR ALL EXCEPT" and write the nominee's number and name on the line provided.**______________________________

B Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /		

Scanner bar code

XXXXXXXXXXXXXX DEX 31423 M XXXXXXXX

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-800-337-3503
Follow the recorded instructions
available 24 hours

VOTE BY MAIL
Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE AT THE VIRTUAL MEETING
at the following Website
www.meetingcenter.io/270746350
on September 18 at 4:00 p.m. Eastern Time
To Participate in the Virtual Meeting, enter the 14-digit control number from the shaded box on this card
The Password for this meeting is DEL2020.

Please detach at perforation before mailing.

PROXY

COMMON SHARES
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby revokes all previous proxies for his/her shares and appoints Michael E. Dresnin, Earthen E. Johnson, and Kathryn R. Williams, or any of them, with the right of substitution, proxies of the undersigned at the joint annual meeting of shareholders of the Fund indicated above to be held via live webcast at the following Website: www.meetingcenter.io/270746350 on Friday, September 18, 2020 at 4:00 p.m., Eastern time, or at any postponements or adjournments thereof, with all the powers which the undersigned would possess if personally present, and instructs them to vote in their discretion upon any matters which may properly be acted upon at this joint annual meeting of shareholders and specifically as indicated on the reverse side of this proxy card. To participate in the Virtual Meeting enter the 14-digit control number from the shaded box on this card. The Password for this meeting is **DEL2020**. **Please refer to the Proxy Statement for a discussion of these matters, including instructions related to meeting attendance.**

BY SIGNING AND DATING THIS PROXY CARD, YOU AUTHORIZE THE PROXIES TO VOTE ON THE PROPOSAL DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT AS MARKED, OR IF NOT MARKED, TO VOTE "FOR" EACH OF THE NOMINEES LISTED IN THE PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE JOINT ANNUAL MEETING OF SHAREHOLDERS. PLEASE COMPLETE AND MAIL THIS PROXY CARD AT ONCE IN THE ENCLOSED ENVELOPE.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

VCF_31423_061620
PLEASE MARK, SIGN, DATE ON THE REVERSE SIDE AND RETURN THE PROXY CARD USING THE ENCLOSED ENVELOPE.

XXXXXXXXXXXXXX code

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the Joint Annual Shareholder Meeting to be held virtually on September 18, 2020. The Proxy Statement for this meeting is available at: www.delawarefunds.com/ceproxy

IF YOU VOTE BY TELEPHONE OR INTERNET, PLEASE DO NOT MAIL YOUR CARD

Please detach at perforation before mailing.

THE BOARD RECOMMENDS THAT YOU VOTE "FOR" EACH OF THE NOMINEES LISTED IN THE PROPOSAL.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: [X]

A Proposal

1. To approve the election of Directors:

				FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
01. Thomas L. Bennett	02. Jerome D. Abernathy	05. John A. Fry	06. Lucinda S. Landreth	☐	☐	☐
07. Shawn K. Lytle	08. Frances A. Sevilla-Sacasa	09. Thomas K. Whitford	10. Christianna Wood			
11. Janet L. Yeomans						

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box "FOR ALL EXCEPT" and write the nominee's number and name on the line provided.__________________________

B Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /		

Scanner bar code

xxxxxxxxxxxxxx VCF 31423 M xxxxxxxx

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-800-337-3503
Follow the recorded instructions
available 24 hours

VOTE BY MAIL
Vote, sign and date this Proxy
Card and return in the
postage-paid envelope

VOTE AT THE VIRTUAL MEETING
at the following Website
www.meetingcenter.io/270746350
on September 18 at 4:00 p.m. Eastern Time
To Participate in the Virtual Meeting, enter the 14-digit control number from the shaded box on this card
The Password for this meeting is DEL2020.

Please detach at perforation before mailing.

PROXY

COMMON SHARES
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.

The undersigned hereby revokes all previous proxies for his/her shares and appoints Michael E. Dresnin, Earthen E. Johnson, and Kathryn R. Williams, or any of them, with the right of substitution, proxies of the undersigned at the joint annual meeting of shareholders of the Fund indicated above to be held via live webcast at the following Website: www.meetingcenter.io/270746350 on Friday, September 18, 2020 at 4:00 p.m., Eastern time, or at any postponements or adjournments thereof, with all the powers which the undersigned would possess if personally present, and instructs them to vote in their discretion upon any matters which may properly be acted upon at this joint annual meeting of shareholders and specifically as indicated on the reverse side of this proxy card. To participate in the Virtual Meeting enter the 14-digit control number from the shaded box on this card. The Password for this meeting is **DEL2020**. **Please refer to the Proxy Statement for a discussion of these matters, including instructions related to meeting attendance.**

BY SIGNING AND DATING THIS PROXY CARD, YOU AUTHORIZE THE PROXIES TO VOTE ON THE PROPOSAL DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT AS MARKED, OR IF NOT MARKED, TO VOTE "FOR" EACH OF THE NOMINEES LISTED IN THE PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE JOINT ANNUAL MEETING OF SHAREHOLDERS. PLEASE COMPLETE AND MAIL THIS PROXY CARD AT ONCE IN THE ENCLOSED ENVELOPE.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

VFL_31423_061620
PLEASE MARK, SIGN, DATE ON THE REVERSE SIDE AND RETURN THE PROXY CARD USING THE ENCLOSED ENVELOPE.

XXXXXXXXXXXXXX code

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the Joint Annual Shareholder Meeting to be held virtually on September 18, 2020.
The Proxy Statement for this meeting is available at:
www.delawarefunds.com/ceproxy

IF YOU VOTE BY TELEPHONE OR INTERNET, PLEASE DO NOT MAIL YOUR CARD

Please detach at perforation before mailing.

THE BOARD RECOMMENDS THAT YOU VOTE "FOR" EACH OF THE NOMINEES LISTED IN THE PROPOSAL.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: ☒

A Proposal

1. To approve the election of Directors:

				FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
01. Thomas L. Bennett	02. Jerome D. Abernathy	05. John A. Fry	06. Lucinda S. Landreth	☐	☐	☐
07. Shawn K. Lytle	08. Frances A. Sevilla-Sacasa	09. Thomas K. Whitford	10. Christianna Wood			
11. Janet L. Yeomans						

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box "FOR ALL EXCEPT" and write the nominee's number and name on the line provided.____________________

B Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /		

Scanner bar code

xxxxxxxxxxxxxx VFL 31423 M xxxxxxxx

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-800-337-3503
Follow the recorded instructions
available 24 hours

VOTE BY MAIL
Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE AT THE VIRTUAL MEETING
at the following Website
www.meetingcenter.io/270746350
on September 18 at 4:00 p.m. Eastern Time
To Participate in the Virtual Meeting, enter the 14-digit control number from the shaded box on this card
The Password for this meeting is DEL2020.

Please detach at perforation before mailing.

PROXY

COMMON SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby revokes all previous proxies for his/her shares and appoints Michael E. Dresnin, Earthen E. Johnson, and Kathryn R. Williams, or any of them, with the right of substitution, proxies of the undersigned at the joint annual meeting of shareholders of the Fund indicated above to be held via live webcast at the following Website: www.meetingcenter.io/270746350 on Friday, September 18, 2020 at 4:00 p.m., Eastern time, or at any postponements or adjournments thereof, with all the powers which the undersigned would possess if personally present, and instructs them to vote in their discretion upon any matters which may properly be acted upon at this joint annual meeting of shareholders and specifically as indicated on the reverse side of this proxy card. To participate in the Virtual Meeting enter the 14-digit control number from the shaded box on this card. The Password for this meeting is **DEL2020**. **Please refer to the Proxy Statement for a discussion of these matters, including instructions related to meeting attendance.**

BY SIGNING AND DATING THIS PROXY CARD, YOU AUTHORIZE THE PROXIES TO VOTE ON THE PROPOSAL DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT AS MARKED, OR IF NOT MARKED, TO VOTE "FOR" EACH OF THE NOMINEES LISTED IN THE PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE JOINT ANNUAL MEETING OF SHAREHOLDERS. PLEASE COMPLETE AND MAIL THIS PROXY CARD AT ONCE IN THE ENCLOSED ENVELOPE.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

VMM_31423_061620

PLEASE MARK, SIGN, DATE ON THE REVERSE SIDE AND RETURN THE PROXY CARD USING THE ENCLOSED ENVELOPE.

XXXXXXXXXXXXXX code

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the Joint Annual Shareholder Meeting to be held virtually on September 18, 2020. The Proxy Statement for this meeting is available at: www.delawarefunds.com/ceproxy

IF YOU VOTE BY TELEPHONE OR INTERNET, PLEASE DO NOT MAIL YOUR CARD

Please detach at perforation before mailing.

THE BOARD RECOMMENDS THAT YOU VOTE "FOR" EACH OF THE NOMINEES LISTED IN THE PROPOSAL.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X

A Proposal

1. To approve the election of Directors:

				FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
01. Thomas L. Bennett	02. Jerome D. Abernathy	05. John A. Fry	06. Lucinda S. Landreth	☐	☐	☐
07. Shawn K. Lytle	08. Frances A. Sevilla-Sacasa	09. Thomas K. Whitford	10. Christianna Wood			
11. Janet L. Yeomans						

INSTRUCTIONS: **To withhold authority to vote for any individual nominee(s), mark the box "FOR ALL EXCEPT" and write the nominee's number and name on the line provided.**__________________________

B Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /		

Scanner bar code

xxxxxxxxxxxxxx VMM 31423 M xxxxxxxx

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

Please detach at perforation before mailing.

PROXY

PREFERRED SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby revokes all previous proxies for his/her shares and appoints Michael E. Dresnin, Earthen E. Johnson, and Kathryn R. Williams, or any of them, with the right of substitution, proxies of the undersigned at the joint annual meeting of shareholders of the Fund indicated above to be held virtually, on Friday, September 18, 2020 at 4:00 p.m., Eastern time, or at any postponements or adjournments thereof, with all the powers which the undersigned would possess if personally present, and instructs them to vote in their discretion upon any matters which may properly be acted upon at this joint annual meeting of shareholders and specifically as indicated on the reverse side of this proxy card. **Please refer to the Proxy Statement for a discussion of these matters.**

BY SIGNING AND DATING THIS PROXY CARD, YOU AUTHORIZE THE PROXIES TO VOTE ON THE PROPOSAL DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT AS MARKED, OR IF NOT MARKED, TO VOTE "FOR" EACH OF THE NOMINEES LISTED IN THE PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE JOINT ANNUAL MEETING OF SHAREHOLDERS. PLEASE COMPLETE AND MAIL THIS PROXY CARD AT ONCE IN THE ENCLOSED ENVELOPE.

VCF_31423_061620_Pref

PLEASE MARK, SIGN, DATE ON THE REVERSE SIDE AND RETURN THE PROXY CARD USING THE ENCLOSED ENVELOPE.

XXXXXXXXXXXXXX code

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the Joint Annual Shareholder Meeting to be held virtually on September 18, 2020. The Proxy Statement for this meeting is available at: www.delawarefunds.com/ceproxy

Please detach at perforation before mailing.

THE BOARD RECOMMENDS THAT YOU VOTE "FOR" EACH OF THE NOMINEES LISTED IN THE PROPOSAL.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: ☒

A Proposal

1. To approve the election of Directors:

				FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
01. Thomas L. Bennett	02. Jerome D. Abernathy	03. Ann D. Borowiec	04. Joseph W. Chow	☐	☐	☐
05. John A. Fry	06. Lucinda S. Landreth	07. Shawn K. Lytle	08. Frances A. Sevilla-Sacasa			
09. Thomas K. Whitford	10. Christianna Wood	11. Janet L. Yeomans				

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box "FOR ALL EXCEPT" and write the nominee's number and name on the line provided.________________________

B Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /		

Scanner bar code

xxxxxxxxxxxxxx VCF2 31423 M xxxxxxxx

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

Please detach at perforation before mailing.

PROXY

PREFERRED SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.

The undersigned hereby revokes all previous proxies for his/her shares and appoints Michael E. Dresnin, Earthen E. Johnson, and Kathryn R. Williams, or any of them, with the right of substitution, proxies of the undersigned at the joint annual meeting of shareholders of the Fund indicated above to be held virtually, on Friday, September 18, 2020 at 4:00 p.m., Eastern time, or at any postponements or adjournments thereof, with all the powers which the undersigned would possess if personally present, and instructs them to vote in their discretion upon any matters which may properly be acted upon at this joint annual meeting of shareholders and specifically as indicated on the reverse side of this proxy card. **Please refer to the Proxy Statement for a discussion of these matters.**

BY SIGNING AND DATING THIS PROXY CARD, YOU AUTHORIZE THE PROXIES TO VOTE ON THE PROPOSAL DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT AS MARKED, OR IF NOT MARKED, TO VOTE "FOR" EACH OF THE NOMINEES LISTED IN THE PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE JOINT ANNUAL MEETING OF SHAREHOLDERS. PLEASE COMPLETE AND MAIL THIS PROXY CARD AT ONCE IN THE ENCLOSED ENVELOPE.

VFL_31423_061620_Pref

PLEASE MARK, SIGN, DATE ON THE REVERSE SIDE AND RETURN THE PROXY CARD USING THE ENCLOSED ENVELOPE.

XXXXXXXXXXXXXX code

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the Joint Annual Shareholder Meeting to be held virtually on September 18, 2020. The Proxy Statement for this meeting is available at: www.delawarefunds.com/ceproxy

Please detach at perforation before mailing.

THE BOARD RECOMMENDS THAT YOU VOTE "FOR" EACH OF THE NOMINEES LISTED IN THE PROPOSAL.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: ☒

A Proposal

1. To approve the election of Directors:

01. Thomas L. Bennett
02. Jerome D. Abernathy
03. Ann D. Borowiec
04. Joseph W. Chow
05. John A. Fry
06. Lucinda S. Landreth
07. Shawn K. Lytle
08. Frances A. Sevilla-Sacasa
09. Thomas K. Whitford
10. Christianna Wood
11. Janet L. Yeomans

FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
☐	☐	☐

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box "FOR ALL EXCEPT" and write the nominee's number and name on the line provided.______________________

B Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /		

Scanner bar code

xxxxxxxxxxxxxx VFL2 31423 M xxxxxxxx

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

Please detach at perforation before mailing.

PROXY

PREFERRED SHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby revokes all previous proxies for his/her shares and appoints Michael E. Dresnin, Earthen E. Johnson, and Kathryn R. Williams, or any of them, with the right of substitution, proxies of the undersigned at the joint annual meeting of shareholders of the Fund indicated above to be held virtually, on Friday, September 18, 2020 at 4:00 p.m., Eastern time, or at any postponements or adjournments thereof, with all the powers which the undersigned would possess if personally present, and instructs them to vote in their discretion upon any matters which may properly be acted upon at this joint annual meeting of shareholders and specifically as indicated on the reverse side of this proxy card. **Please refer to the Proxy Statement for a discussion of these matters.**

BY SIGNING AND DATING THIS PROXY CARD, YOU AUTHORIZE THE PROXIES TO VOTE ON THE PROPOSAL DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT AS MARKED, OR IF NOT MARKED, TO VOTE "FOR" EACH OF THE NOMINEES LISTED IN THE PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE JOINT ANNUAL MEETING OF SHAREHOLDERS. PLEASE COMPLETE AND MAIL THIS PROXY CARD AT ONCE IN THE ENCLOSED ENVELOPE.

VMM_31423_061620_Pref

PLEASE MARK, SIGN, DATE ON THE REVERSE SIDE AND RETURN THE PROXY CARD USING THE ENCLOSED ENVELOPE.

XXXXXXXXXXXXXX code

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the Joint Annual Shareholder Meeting to be held virtually on September 18, 2020. The Proxy Statement for this meeting is available at: www.delawarefunds.com/ceproxy

Please detach at perforation before mailing.

THE BOARD RECOMMENDS THAT YOU VOTE "FOR" EACH OF THE NOMINEES LISTED IN THE PROPOSAL.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: ☒

A Proposal

1. To approve the election of Directors:

				FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
01. Thomas L. Bennett	02. Jerome D. Abernathy	03. Ann D. Borowiec	04. Joseph W. Chow	☐	☐	☐
05. John A. Fry	06. Lucinda S. Landreth	07. Shawn K. Lytle	08. Frances A. Sevilla-Sacasa			
09. Thomas K. Whitford	10. Christianna Wood	11. Janet L. Yeomans				

INSTRUCTIONS: **To withhold authority to vote for any individual nominee(s), mark the box "FOR ALL EXCEPT" and write the nominee's number and name on the line provided.**____________________

B Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /		

Scanner bar code

xxxxxxxxxxxxxx VMM2 31423 M xxxxxxxx